UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
STOKE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 22, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Stoke Therapeutics, Inc. to be held exclusively online via live webcast on Wednesday, June 3, 2026 at 9:00 a.m. (Eastern Time). At our virtual stockholders meeting, you will be able to submit questions and vote online at www.virtualshareholdermeeting.com/STOK2026. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and therefore we have chosen this over an in-person meeting.

The Securities and Exchange Commission rules allow companies to furnish proxy materials to stockholders over the Internet. We have elected to do so, thus reducing the environmental impact and lowering the costs of printing and distributing proxy materials without impacting your timely access to this important information. On or about April 22, 2026, we expect to mail a Notice of Internet Availability of Proxy Materials (Notice of Internet Availability) containing instructions on how to access our proxy statement for our 2026 Annual Meeting of Stockholders and our 2025 Annual Report on Form 10-K to stockholders. The Notice of Internet Availability also provides instructions on how to vote and includes instructions on how to receive paper copies of the proxy materials by mail, or an electronic copy of the proxy materials by email, if desired.

The matters to be acted upon at the meeting are described in the accompanying notice of Annual Meeting and proxy statement.

Your vote is important.

Whether or not you plan to attend the virtual Annual Meeting, please vote on the Internet or by telephone, or request, sign and return a proxy card to ensure that your shares are represented at the meeting. Voting now will ensure your representation at the Annual Meeting regardless of whether you attend. You may vote on the Internet, by telephone or by mailing the enclosed proxy card or voting instruction form. You may also attend the Annual Meeting and vote and submit questions during the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/STOK2026. Please review the instructions on page 2 of the Proxy Statement and your proxy card or voting instruction form regarding each of these voting options.

Sincerely,

Ian F. Smith

Chief Executive Officer

STOKE THERAPEUTICS, INC.

45 Wiggins Avenue

Bedford, MA 01730

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Wednesday, June 3, 2026

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders of Stoke Therapeutics, Inc. will be held virtually via the Internet at www.virtualshareholdermeeting.com/STOK2026 on Wednesday, June 3, 2026 at 9:00 a.m. (Eastern Time). To provide access to our stockholders regardless of geographic location, we have decided to hold the Annual Meeting solely by means of remote communication via live webcast. A virtual meeting lowers costs and enables participation from our global community, providing greater access to those who may want to attend. It is important that you retain a copy of the 16-digit control number found on the proxy card, voting instruction form or Notice, as such number will be required in order for stockholders to gain access to the annual meeting by means of remote communication.

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.

To elect G. Clare Kahn, Ph.D., Adrian Krainer, Ph.D. and Julie Anne Smith as Class I directors, to serve until the 2029 annual meeting of stockholders or until their successor has been duly elected and qualified or until their earlier resignation or removal.

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 7, 2026 are entitled to receive notice of, and to vote at, the meeting and any adjournments thereof.

Your vote as a Stoke Therapeutics, Inc. stockholder is very important. Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact our Investor Relations department at (781) 303-8302 or IR@StokeTherapeutics.com or, if you are a registered holder, our transfer agent, Equiniti Trust Company, LLC by email through their website at www.equiniti.com or by phone at (800) 468-9716. Whether or not you expect to attend the virtual Annual Meeting, we encourage you to read the proxy statement and vote through the Internet or by telephone, or to request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Proxy Information” in the proxy statement and the instructions on the Notice of Internet Availability of Proxy Materials.

By Order of the Board of Directors,

Arthur O. Tzianabos, Ph.D.

Chairman of the Board of Directors

Bedford, Massachusetts

April 22, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 3, 2026: the Proxy Statement and our 2025 Annual Report on Form 10-K are available at https://investor.stoketherapeutics.com/financials-and-sec-filings.

STOKE THERAPEUTICS, INC.

PROXY STATEMENT FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

STOKE THERAPEUTICS, INC.

45 Wiggins Avenue

Bedford, MA 01730

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

June 3, 2026

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Directors of Stoke Therapeutics, Inc., (Stoke or the Company), for use at the Company’s 2026 Annual Meeting of Stockholders (Annual Meeting) on Wednesday, June 3, 2026 at 9:00 a.m. (Eastern Time), and any adjournment or postponement thereof. To provide greater access to those who may want to attend, the Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/STOK2026. It is important that you retain a copy of the 16-digit control number found on the proxy card, voting instruction form or Notice, as such number will be required in order for stockholders to participate in the virtual Annual Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission (SEC), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies to each stockholder. On or about April 22, 2026, we expect to send to our stockholders a Notice of Internet Availability of Proxy Materials (Notice of Internet Availability) containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K. The Notice of Internet Availability also provides instructions on how to vote and includes instructions on how to receive paper copies of the proxy materials by mail, or an electronic copy of the proxy materials by email.

This process is designed to reduce our environmental impact and lower the costs of printing and distributing our proxy materials while providing our stockholders timely access to this important information. If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.

GENERAL INFORMATION ABOUT THE MEETING

Purpose of the Meeting

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, we will consider any other matters that are properly presented for a vote at the meeting. We are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly presented for a vote at the meeting, the persons named in the proxy, who are officers of the Company, have the authority in their discretion to vote the shares represented by the proxy.

Record Date; Quorum

Only holders of record of common stock at the close of business on April 7, 2026, the record date, will be entitled to vote at the meeting. At the close of business on April 7, 2026, 62,271,082 shares of common stock were outstanding and entitled to vote. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination upon request by any stockholder for any purpose relating to the meeting by written request via email to our Corporate Secretary at corporatesecretary@stoketherapeutics.com.

The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present or represented by proxy at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote in person at the meeting or if you have properly submitted a proxy.

GENERAL PROXY INFORMATION

Voting Rights; Required Vote

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 7, 2026, the record date. You may vote all shares owned by you at such date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. Dissenters’ rights are not applicable to any of the matters being voted on.

Stockholder of Record: Shares Registered in Your Name. If on April 7, 2026, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting, vote in advance through the Internet or by telephone, or, if you request to receive paper proxy materials by mail, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If on April 7, 2026, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. Because the brokerage firm, bank or other nominee that holds your shares is the stockholder of record, if you wish to attend the meeting and vote your shares, you must obtain a valid proxy from the firm that holds your shares giving you the right to vote the shares at the meeting.

We strongly recommend that you vote your shares in advance of the Annual Meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

Each director will be elected by a plurality of the votes cast at the Annual Meeting. This means that the three individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES,” or vote to “WITHHOLD AUTHORITY FOR ALL NOMINEES” or vote “FOR ALL EXCEPT” one or more of the nominees you specify. Shares represented by proxies will be voted “FOR” the election of the Class I nominees, unless the proxy is marked to withhold authority to so vote. You may not cumulate votes in the election of directors. Approval of the ratification of the appointment of our independent registered public accounting firm will be obtained if the holders of a majority of the votes cast at the meeting vote “FOR” the proposal. Advisory approval of the compensation of our named executive officers will be obtained if the holders of a majority of the votes cast at the meeting vote “FOR” the proposal.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) with respect to a particular matter. In addition, a broker may not be permitted to vote on shares held in street name on a particular non-routine matter in the absence of instructions from the beneficial owner of the stock (broker non-vote). The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-votes will count for purposes of determining the presence of a quorum but are not treated as votes cast and, therefore, will have no effect on the election of directors, the ratification of the appointment of Ernst & Young LLP or the advisory vote on the compensation of our named executive officers. Because Proposal No. 2 (auditor ratification) is considered a routine matter for which brokers may exercise discretionary voting authority in the absence of customer instructions, we do not expect broker non-votes on Proposal No. 2. Abstentions are voted neither “for” nor “against” a matter and, therefore, will have no effect on the election of directors, the ratification of the appointment of Ernst & Young LLP, or the advisory vote on the compensation of our named executive officers, but are counted in the determination of a quorum.

Recommendations of the Board of Directors on each of the Proposals Scheduled to be Voted on at the Meeting

The Board of Directors recommends that you vote FOR the election of G. Clare Kahn, Ph.D., Adrian R. Krainer, Ph.D. and Julie Anne Smith to serve as Class I directors until the 2029 annual meeting of stockholders or until their successor has been duly elected and qualified (Proposal No. 1); FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 2); and FOR the approval of the compensation of our named executive officers (Proposal No. 3).

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

•

vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/STOK2026, where stockholders may vote and submit questions during the meeting. The meeting starts at 9:00 a.m. Eastern Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet are posted at www.proxyvote.com;

•	vote through the Internet or by telephone—in order to do so, please follow the instructions shown on your proxy card; or

•

vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the proxy card and return it as soon as possible before the meeting in the envelope provided.

Votes submitted through the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 2, 2026. Submitting your proxy, whether by telephone, through the Internet or by mail if you requested or received a paper proxy card, will not affect your right to vote via the Internet should you decide to attend the virtual Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct how to vote your shares. For Proposal No. 1, you may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES” or vote “FOR ALL EXCEPT” one or more of the nominees you specify. For Proposal No. 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. For Proposal No. 3, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.

If you received a Notice of Internet Availability, please follow the instructions included on the notice on how to access and vote your proxy card. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.

If you receive more than one proxy card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the Notice of Internet Availability on how to access and vote each proxy card. If you requested or received paper proxy materials by mail, please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

We will pay the expenses associated with soliciting proxies. Following the original distribution and mailing of the solicitation materials, we or our agents may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email or otherwise. Following the original distribution and mailing of the solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of elections at the meeting by:

•	delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;

•	signing and delivering a proxy bearing a later date;

•	voting again through the Internet or by telephone; or

•	attending virtually and voting during the meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions.

Electronic Access to the Proxy Materials

The Notice of Internet Availability will provide you with instructions regarding how to:

•	view our proxy materials for the meeting through the Internet;

•	instruct us to mail paper copies of our future proxy materials to you; and

•	instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will reduce the impact of our annual meetings of stockholders on the environment and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the meeting.

Participating in the Annual Meeting

To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/STOK2026 and enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/STOK2026, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast. A webcast replay of the Annual Meeting, including the Q&A session, will also be archived on the virtual meeting platform at www.virtualshareholdermeeting.com/STOK2026.

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify shareholders of the decision via www.virtualshareholdermeeting.com/STOK2026. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.

Implications of Being a “Smaller Reporting Company”

We are a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE
We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines and Code of Conduct
Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the governance of the Company. In addition, our Board of Directors has adopted a Code of Conduct that applies to all of our employees, officers, and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and Code of Conduct are available without charge on the investor relations section of our website at https://investor.stoketherapeutics.com/governance. We intend to disclose any amendments to our Code of Conduct, or waivers of its requirements, on our website, or in filings under the Exchange Act.
Insider Trading Policy and Anti-Hedging and Pledging
We have adopted an Insider Trading Policy that governs the purchase, sale and/or other dispositions of our securities by directors, officers and employees. Our Insider Trading Policy also provides that we will not transact in any of our own securities unless in compliance with U.S. securities laws. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards applicable to us.
Our Insider Trading Policy also prohibits such individuals from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in market value of our common stock, such as prepaid variable forward contracts, equity swaps, and collars. It also prohibits employees, officers and directors from pledging shares of our common stock as collateral in a margin account or as collateral for a loan, unless approved by our Compliance Officer. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our 2025 Annual Report on Form
10-K.
Clawback Policy
In September 2023, upon the recommendation of our Compensation Committee, our Board of Directors adopted a compensation recovery policy (the “Clawback Policy”) in compliance with the final rules promulgated by the SEC under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010,
Rule 10D-1
and Nasdaq that provides for the recovery of certain incentive-based compensation in the event we are required to restate our financial statements. The Clawback Policy provides that, in the event of the restatement of any financial reporting required under the securities laws or other similar laws or regulations, our Board of Directors (or applicable committee thereof) will take such actions as necessary to recover the portion of any incentive-based compensation that was granted, earned or vested based wholly or in part on the attainment of a financial reporting measure which was received by the executive officer that was in excess of the amount that he or she would have received had our financial results been calculated under the restated financial statements; provided that such compensation was paid to or awarded to the executive officer, or which vested (or became eligible to vest) during the Clawback Period. “Clawback Period” under the Clawback Policy is defined as the three completed fiscal years immediately prior to the date on which our Board of Directors or management determine we are required to (or we are otherwise legally directed to) prepare an accounting restatement. The Clawback Policy is administered by the Compensation Committee.

Board Composition and Leadership Structure

The positions of Chief Executive Officer and Chair of our Board of Directors are currently held by two different individuals (Ian F. Smith and Arthur O. Tzianabos, Ph.D., respectively). This structure allows our Chief Executive Officer to focus on our day-to-day business while our Chair leads our Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management. Our Board of Directors, in its sole discretion, may seek input from our stockholders on the leadership structure of the Board of Directors.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk. The Research and Development Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to areas affecting our research and development strategies.

Cybersecurity Risk Oversight

We recognize the critical importance of maintaining the trust and confidence of all of our stakeholders. Our business increasingly depends on the efficient and uninterrupted operation of our information technology systems and those of our third-party contract research organizations, contract manufacturing organizations, or other vendors, contractors or consultants. Our Board of Directors and our management team are actively involved in the oversight of risk management, and cybersecurity represents an important component of our overall approach to compliance and risk management. Our cybersecurity policies, standards, processes and practices are integrated into our approach to compliance and risk management and follow recognized industry best practices. In general, we seek to address cybersecurity risks through a cross-functional approach that is focused on preserving the confidentiality, integrity, and availability of the information that we collect, process, and store by identifying, preventing and mitigating cybersecurity threats and effectively responding to cybersecurity incidents when they occur.

Our Board of Directors, in coordination with our Audit Committee, oversees our risk management process. Our Audit Committee receives presentations and reports on cybersecurity risks, which address a wide range of topics including recent developments, evolving standards, vulnerability assessments, the threat environment, technological trends and information security considerations arising with respect to our peers and third parties. Our Board of Directors and Audit Committee also receive prompt and timely information regarding any cybersecurity incident that meets established reporting thresholds, as well as ongoing updates regarding any such incident until it has been addressed. On a periodic basis, our Board of Directors and Audit Committee discuss our approach to cybersecurity risk management with our head of IT.

Our head of IT, in coordination and with support from our executive management team, works collaboratively across the company to implement a program designed to protect our information systems from cybersecurity threats and to promptly respond to any cybersecurity incidents in accordance with our incident response and recovery plans. Through ongoing communications with our entire employee base and appropriate third-party contractors, the head of IT and the management team monitor the prevention, detection, mitigation and remediation of cybersecurity threats and incidents in real time and report such threats and incidents to our audit committee when appropriate.

Our head of IT has over 20 years of experience building and managing information systems with cybersecurity principles, such as least privileged access, patching and vulnerability management, encryption, etc., as part of a foundation to ensure confidentiality, integrity, and availability. Our head of IT has also served in consulting and architecture roles for cybersecurity and compliance projects ranging from design and auditing systems, red team testing, to compliance audits and remediation for the Sarbanes-Oxley Act of 2002, as amended, and the payment card industry data security standards.

Human Capital Resources

Our core values described below guide our mission to deliver meaningful medicines for the people with severe diseases who are counting on us. In addition to guiding our commitment to patients and the way we operate, our core values serve as the foundation for our approach to employee engagement and belonging and our approach to environmental, social and governance (ESG).

We are committed to investing in our employees by offering comprehensive and competitive benefits that include health & wellness, market-competitive compensation, ongoing professional development, and work-life programs. We have formed an employee-led council to actively welcome and celebrate employees from all backgrounds and champion respect for one another within Stoke. The council also shares ideas and education with the goal of affecting positive change in our community. We seek to attract, hire and retain individuals with a depth of viewpoints and experiences and of all ages, genders, ethnicities, religions, home countries and sexual orientation. As of December 31, 2025, approximately 55% of our employees are female, and approximately 48% of our management team (which we define as at the vice president level and above) are female. More than 34% of our employees self-identify as racially or ethnically diverse as of December 31, 2025.

Stoke employees are committed to making a positive impact in our workplace and in our local communities. Each year, our employees give back through programs like our holiday Giving Tree program which supports local families whose children live with life-threatening and life-limiting diseases. We are deeply connected to patient communities and participate in awareness building, fundraising and various events for Dravet syndrome and other rare genetic diseases.

Director Independence

Our common stock is listed on the Nasdaq Global Select Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Corporate Governance Committees must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in such person’s capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and director nominee and considered whether each director has a material relationship with us that could compromise such director’s ability to exercise independent judgment in carrying out such director’s responsibilities. As a result of this review, our Board of Directors determined that Jennifer C. Burstein, Seth L. Harrison, M.D., G. Clare Kahn, Ph.D., Adrian R. Krainer, Ph.D., Arthur A. Levin, Ph.D., Julie Anne Smith and Arthur O. Tzianabos, Ph.D., representing seven of our nine directors following the meeting, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. Our Board of Directors determined that Ian F. Smith and Edward M. Kaye are not “independent directors” because Mr. Smith serves as our Chief Executive Officer and Dr. Kaye was employed by us within the last three years. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Research and Development Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available without charge on the investor relations section of our website at https://investor.stoketherapeutics.com/governance.

Audit Committee

Our Audit Committee is comprised of Jennifer C. Burstein, Julie Anne Smith, and Arthur O. Tzianabos. Ms. Burstein is the Chair of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Ms. Burstein is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. Our Audit Committee is responsible for, among other things:

•	our accounting and financial reporting processes, including our audits and the integrity of our financial statements;

•	the design, implementation and performance of our internal audit function;

•	our compliance with legal and regulatory requirements;

•	risk assessment and management;

•	the qualifications, independence and performance of our independent auditors; and

•	the committee report as required by the rules of the SEC to be included in the Company’s annual proxy statement.

Compensation Committee

Our Compensation Committee is comprised of Seth L. Harrison, M.D., Arthur O. Tzianabos, Ph.D. and Julie Anne Smith. Dr. Tzianabos is the Chair of our Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:

•	evaluating, recommending, approving and reviewing our executive officer compensation arrangements, plans, policies and programs;

•	evaluating and recommending our director compensation arrangements for determination by our Board of Directors;

•	administering our cash-based and equity-based compensation plans; and

•	reviewing with management our organization and people activities.

The Compensation Committee has the sole authority and responsibility, subject to any approval by the Board of Directors which the Compensation Committee or legal counsel determines to be desirable or required by applicable law or the Nasdaq rules, to determine all aspects of executive compensation packages for the Chief Executive Officer and other executive officers. The Compensation Committee also makes recommendations to our Board of Directors regarding the form and amount of compensation of non-employee directors. The Compensation Committee may take into account the recommendations of the Chief Executive Officer with respect to compensation of the other executive officers, and the recommendations of the Board of Directors or any member of the Board of Directors with respect to compensation of the Chief Executive Officer and other executive officers.

The Compensation Committee engaged an independent executive compensation consulting firm, Aon Human Capital Solutions practice, a division of Aon plc (“Aon”), to evaluate our executive compensation program and practices, our non-employee director compensation policy and practices and to provide advice and ongoing assistance on executive compensation matters for the fiscal year ended December 31, 2025. Specifically, Aon was engaged to:

•

provide compensation-related data for a peer group of companies operating in the same industry as us and similar in terms of size based on market capitalization, revenues or employees, to serve as a basis for assessing competitive compensation practices, including our non-employee director compensation and executive officer compensation;

•	review and assess our current director, Chief Executive Officer and other executive officer compensation policies and practices and equity profile, relative to market practices;

•	review and assess our current executive compensation program relative to market to identify any potential changes or enhancements to be brought to the attention of the Compensation Committee;

•	review market practices regarding equity programs; and

•	review our disclosure of executive and director compensation.

Representatives of Aon met informally with the Chair of the Compensation Committee and attended the regular meetings of the Compensation Committee, including executive sessions from time to time without any members of management present. During the fiscal year ended December 31, 2025, Aon worked directly with the Compensation Committee (and not on behalf of management) to assist the committee in satisfying its responsibilities and undertook no projects for management without the committee’s prior approval. The Compensation Committee reviewed the independence of Aon, employing the independence factors specified in the listing requirements of Nasdaq. Based on this assessment, the Compensation Committee has determined that none of the work performed by Aon during the fiscal year ended December 31, 2025 raised any conflict of interest.

In addition, the Compensation Committee evaluated the independence outside legal counsel, considering the same independence factors, and concluded that their work for the Compensation Committee does not raise any conflicts of interest.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Adrian R. Krainer, Ph.D., Arthur A. Levin, Ph.D., and G. Clare Kahn, Ph.D. Dr. Levin is the Chair of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying, considering, recruiting and recommending candidates for membership on our Board of Directors;

•	overseeing the annual evaluation of our Board of Directors and each committee of our Board of Directors;

•	advising our Board of Directors on other corporate governance matters and any related matters required by federal securities laws; and

•	assisting our Board of Directors in overseeing any program relating to corporate responsibility and sustainability.

Research and Development Committee

Our Research and Development Committee is comprised of G. Clare Kahn, Ph.D., Edward M. Kaye, MD, Adrian R. Krainer, Ph.D., Arthur A. Levin, Ph.D. and Seth L. Harrison, M.D. Dr. Kahn is the Chair of our Research and Development Committee. Our Research and Development Committee is responsible for, among other things:

•	advising on our technologies, pipeline, research and development activities, and relevant scientific issues;

•	advising on the scientific, technical and medical aspects of transactions; and

•

advising on emerging trends and developments in science, technology, regulatory, and pharmaceutical research and development, as well as their potential impact on the Company, to help assure that we make well informed choices in committing scientific resources.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During 2025, the Board of Directors held thirteen meetings including telephonic meetings; the Audit Committee held four meetings; the Compensation Committee held five meetings; and the Nominating and Corporate Governance Committee held three meetings. During 2025, each director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during such director’s tenure. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors. We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. Nine members of our Board of Directors were present at last year’s annual meeting of stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Stoke Therapeutics, Inc.

c/o Corporate Secretary

45 Wiggins Avenue

Bedford, MA 01730

All communications by letter addressed to the attention of our Corporate Secretary will be reviewed by the Corporate Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

The Nominating and Corporate Governance Committee is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The Nominating and Corporate Governance Committee will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies. Our Board of Directors encourages selection of directors who will contribute to the Company’s overall corporate goals. The Nominating and Corporate Governance Committee may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as business experience, diversity and personal skills in life sciences and biotechnology, finance, marketing, financial reporting and other areas that are expected to contribute to an effective Board of Directors. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for our Board of Directors, our Nominating and Corporate Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review, prior to meetings, material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as such director’s other professional responsibilities, will be considered. Also under our Corporate Governance Guidelines, there are no limits on the number of three-year terms that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Nominating and Corporate Governance Committee considers director tenure. We value a wide range of perspectives and experiences on a company-wide basis and seek to achieve a mix of members to our Board of Directors that represent a breadth of background and experience.

Stockholder Recommendations for Nominations to the Board of Directors

The Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board of Directors who meet the minimum qualifications as described above. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the Board of Directors by complying with the procedures in Article I, Section 1.12 of our bylaws. Any eligible stockholder who wishes to submit a nomination should review the requirements in the bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, Stoke Therapeutics, Inc., 45 Wiggins Avenue, Bedford, MA 01730. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information specified in our bylaws, including the information requirements of Rule 14a-19(b), and a representation that the nominating stockholder is a beneficial or record holder of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating and Corporate Governance Committee.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.”

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS

Our Board of Directors is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors and director nominees in Class I will stand for election at this meeting. The terms of directors in Class II and Class III do not expire until the annual meetings of stockholders to be held in 2027 and 2028, respectively. Our Nominating and Corporate Governance Committee recommended to our Board of Directors, and our Board of Directors nominated G. Clare Kahn, Ph.D., Adrian R. Krainer, Ph.D., and Julie Anne Smith, each an incumbent Class I director, for election as Class I directors at the Annual Meeting. At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that the Class I nominees be elected as Class I directors for a three-year term expiring at the annual meeting of stockholders to be held in 2029 and until such directors’ successors are duly elected and qualified or until such directors’ earlier resignation or removal.

Each director will be elected by a plurality of the votes cast at the Annual Meeting. This means that the three individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES” or vote to “WITHHOLD AUTHORITY FOR ALL NOMINEES” or vote “FOR ALL EXCEPT” one or more of the nominees you specify. Shares represented by proxies will be voted “FOR” the election of the Class I nominees, unless the proxy is marked to withhold authority to so vote. In an uncontested election “WITHHOLD AUTHORITY FOR ALL NOMINEES” votes will have no effect on the outcome of the proposal. You may not cumulate votes in the election of directors. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holders, who are officers of our Company, might determine. The nominees have consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than three directors.

Nominees to the Board of Directors

The nominees and their ages as of April 7, 2026, are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
G. Clare Kahn, Ph.D.(1)(2)	74	Class I Director
Adrian R. Krainer, Ph.D.(1)(2)	67	Class I Director
Julie Anne Smith(3)(4)	55	Class I Director

(1)	Member of our Nominating and Corporate Governance Committee.
(2)	Member of our Research and Development Committee.
(3)	Member of our Compensation Committee.
(4)	Member of our Audit Committee.

G. Clare Kahn, Ph.D. has served as a member of our Board of Directors since March 2026. Prior to that, Dr. Kahn served as a consultant from April 2025 to October 2025. She has also served as a director for Solid Biosciences Inc., a life science company focused on advancing a portfolio of neuromuscular and cardiac programs, since March 2021. Dr. Kahn has also been the president of Clare Kahn Pharma Consulting LLC, through which she provides consulting services on regulatory strategy since July 2016. Previously, Dr. Kahn also served as R&D Strategy Officer at X-VAX Technology Inc. (“X-VAX”), a biotechnology company developing vaccines against pathogens acquired by mucosal infection such as herpes, from September 2019 until November 2023. Prior to that, she served as Chief Regulatory and Preclinical Development Officer at X-VAX from September 2018 to September 2019. Dr. Kahn was previously Vice President, Worldwide Regulatory Strategy, Global Innovative Pharma at Pfizer from January 2014 to June 2016 and Vice President, Worldwide Regulatory Strategy, Specialty Care Business at Pfizer from June 2010 to December 2013. Prior to Pfizer, she was Vice President of Regulatory Affairs for a variety of therapeutic areas including cardiovascular, metabolic, urology, oncology and vaccines at GlaxoSmithKline from 1999 to 2010. Dr. Kahn has a Ph.D. in Biochemical

Pharmacology from The Royal Postgraduate Medical School, London and served as Assistant Professor of Pharmacology and of Pathology and Laboratory Medicine at The University of Pennsylvania from 1981 to 1985. Dr. Kahn is qualified to serve on our Board of Directors because of her extensive leadership experience and her experience working in the healthcare sector.

Adrian R. Krainer, Ph.D., co-founded Stoke Therapeutics, Inc. and has served as a member of our Board of Directors since June 2014. Professor Krainer is the St. Giles Professor at Cold Spring Harbor Laboratory, a biological research institution, where he has served since 1986 and where his work led directly to the invention and development of SPINRAZA. Professor Krainer holds a B.A. in Biochemistry from Columbia University and a Ph.D. in Biochemistry from Harvard University. We believe that Professor Krainer is qualified to serve on our Board of Directors because of his extensive experience in biopharmaceutical research and development and experience in RNA splicing and antisense therapies.

Julie Anne Smith is a seasoned biotech executive with more than a decade of leadership experience across public and private life sciences companies. She currently serves as founder of Parteo Therapeutics, Inc. Previously, she served as Chief Executive Officer of Nuvig Therapeutics Inc. from January 2023 to September 2024, where she led the development of novel immunotherapies. Prior to that, Ms. Smith served as the President and Chief Executive Officer of ESCAPE Bio, Inc. from August 2018 to August 2022, and President and Chief Executive Officer at Nuredis, Inc. from August 2017 to July 2018. Earlier in her career, Ms. Smith served as President and Chief Executive Officer at Raptor Pharmaceutical Corp., a public, commercial stage biopharmaceutical company focused on therapies for orphan diseases, from September 2012 to October 2016. She joined Raptor as Chief Operating Officer in 2012 before being appointed CEO. Prior to Raptor, Ms. Smith held roles of increasing responsibility at Enobia Pharmaceuticals until its acquisition by Alexion Pharmaceuticals, Inc., as well as positions at Jazz Pharmaceuticals plc, Genzyme Novazyme and Bristol-Myers Squibb Company. Ms. Smith currently serves as an independent director of Exelixis, Inc., a public oncology-based drug discovery company. She previously served on the board of directors of Audentes Therapeutics, Inc. and as a director on the Health and Emerging Companies Sections of the Biotechnology Industry Organization (BIO) board. Ms. Smith holds a B.S. in Biological and Nutritional Sciences from Cornell University. We believe that Ms. Smith is qualified to serve on the Board of Directors because of her extensive executive leadership and deep experience in the biotechnology sector.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF G. CLARE KAHN, PH.D., ADRIAN R. KRAINER, PH.D., AND JULIE ANNE SMITH TO SERVE AS CLASS I DIRECTORS.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages as of April 7, 2026, are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
Jennifer C. Burstein(1)	54	Class II Director
Arthur A. Levin, Ph.D.(2)(3)	72	Class II Director
Ian F. Smith(4)	60	Class II Director
Edward M. Kaye, M.D.(3)	76	Class III Director
Seth L. Harrison, M.D.(3)(5)	65	Class III Director
Arthur O. Tzianabos, Ph.D.(1)(5)(6)	63	Class III Director

(1)	Member of our Audit Committee.
(2)	Member of our Nominating and Corporate Governance Committee.
(3)	Member of our Research and Development Committee.
(4)	Chief Executive Officer of the Company.
(5)	Member of our Compensation Committee.
(6)	Chairman of the Board of Directors.

Jennifer C. Burstein, CPA, has served as a member of our Board of Directors since June 2019. Ms. Burstein serves as Chief Accounting Officer at Treeline Biosciences, Inc., a biotechnology company, where she has been since April 2021. From January 2018 to February 2019, Ms. Burstein served as Senior Vice President of Finance and principal financial officer at Loxo Oncology, Inc., a biotechnology company, until its acquisition by Eli Lilly and Company. Ms. Burstein previously served as Vice President of Finance and principal financial officer of Loxo Oncology since May 2015. Prior to Loxo Oncology, Ms. Burstein served as Vice President of Finance at Acorda Therapeutics, Inc., a public biotechnology company, from July 2010 until April 2015, where she held several positions of increasing responsibility in Finance from 2006 until being appointed Vice President of Finance. Prior to joining Acorda, from 2002 to 2006, she was with Eyetech Pharmaceuticals, Inc., a public biotechnology company, now a subsidiary of Bausch Health, where she held several positions of increasing responsibility in Finance. Ms. Burstein received her B.S. in Business Administration and M.B.A. in Accounting from the State University of New York at Buffalo and has a CPA license in New York. We believe that Ms. Burstein is qualified to serve on our Board of Directors because of her expertise in financial and accounting matters and her extensive experience in the biotechnology industry.

Arthur A. Levin, Ph.D., has served as a member of our Board of Directors since September 2015. From January 2014 to February 2023, Dr. Levin served as Chief Scientific Officer at Avidity Biosciences, Inc., a biotechnology company, and has served as their Distinguished Scientist and Strategic Leader from February 2023 through December 2024. Dr. Levin served on the Board of Directors of Avidity Biosciences from February 2023 to the present. From April 2012 to January 2014, Dr. Levin served as Executive Vice President at miRagen Therapeutics, Inc., an RNA-focused therapeutics company. Prior to joining miRagen Therapeutics, Inc., Dr. Levin served in various senior management positions at Santaris Pharma A/S Corp., a biopharmaceutical company, and Ionis Pharmaceuticals, Inc., a public, RNA-focused biopharmaceutical company. Dr. Levin holds a B.S. in Biology from Muhlenberg College and a Ph.D. in Toxicology from the University of Rochester. We believe that Dr. Levin is qualified to serve on our Board of Directors because of his biopharmaceutical industry experience, including his expertise in nucleic-acid-based therapeutics.

Ian F. Smith has served as our Chief Executive Officer since October 2025 and prior to that served as our Interim Chief Executive Officer since March 2025. Mr. Smith has also served as a member of our Board of Directors since September 2023 and prior to that served as a consultant since June 2023. Mr. Smith is the Chair of the Board of Directors for Rivus Pharmaceutical, a position he has held since September 2023 and is Executive Chair of the Board of Directors of Solid Biosciences, which position he has held since April 2020. He also serves as a member of the Board of Directors of Foghorn Therapeutics, since April 2021, Alkeus Pharmaceuticals, since 2022, and Odyssey Therapeutics, since 2024. Mr. Smith also serves as a Senior Advisor to Bain Capital Life Sciences, which position he has held since January 2021. Prior to his current roles, Mr. Smith served as Executive Chair of the Board of Directors of Viacyte, a private biotechnology company, from July 2019 to September 2022 (acquired). He was Executive Vice President and Chief Operating Officer of Vertex Pharmaceuticals, from September 2017 to January 2019, and, before that, served as Chief Financial Officer from October 2001 to September 2017. Mr. Smith holds a B.A. with honors in accounting and finance from Manchester Metropolitan (UK). We believe Mr. Smith is qualified to serve on our Board of Directors due to his knowledge and experience across multiple roles for public biotechnology companies.

Edward M. Kaye, M.D., has served as a member of our Board of Directors since October 2017 and also served as our Chief Executive Officer from October 2017 to March 2025. Dr. Kaye has served as the CEO of Aurora Therapeutics since October 2025. Previously, Dr. Kaye served as President and Chief Executive Officer of Sarepta Therapeutics, Inc., a medical research and drug development company, from September 2016 to July 2017, Interim Chief Executive Officer from April 2015 to September 2016 and Chief Medical Officer from June 2011 to March 2017. From 2001 to 2011, Dr. Kaye served in various positions at Genzyme Corporation, a biotechnology company, including most recently as Group Vice President of Clinical Development. Previously, Dr. Kaye served as Chief of Biochemical Genetics at Children’s Hospital of Philadelphia, Chief of Neurology at St. Christopher’s Hospital for Children, and as a member of the research staff at Massachusetts General Hospital and Tufts University Medical Center. Dr. Kaye currently serves as a Neurological Consultant at the Children’s

Hospital of Boston. Dr. Kaye is also a member of the boards of directors of Cytokinetics, Inc., a public biopharmaceutical company, Avidity Biosciences, Inc. a public biotechnology company, and the Massachusetts Biotechnology Council, a private non-profit life sciences industry organization. Dr. Kaye holds a B.S. in Biology/Chemistry from Loyola University and a M.D. from the Loyola University Stritch School of Medicine. We believe that Dr. Kaye is qualified to serve on our Board of Directors because of his extensive leadership and clinical experience in the medical and biotechnology fields.

Seth L. Harrison, M.D., has served on our Board of Directors since July 2015 and served as the Chair of our Board of Directors from July 2015 to September 2024. Dr. Harrison serves as Managing Partner at Apple Tree Partners, a venture capital firm, which he founded in 1999. In December 2025, ATP Life Science Ventures, L.P. and Apple Tree Life Sciences, Inc. filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Prior to founding Apple Tree Partners, Dr. Harrison served as a General Partner at Oak Investment Partners, a venture capital and private equity firm, and as a Venture Partner at Sevin Rosen Funds, a technology-focused venture capital firm. Dr. Harrison serves as the chair of the boards of directors of Braeburn Inc., a pharmaceutical company, Marengo Therapeutics, Inc., an immunotherapy company, and Galvanize Therapeutics, Inc., a medical device company, as well as a director for numerous other private companies. Dr. Harrison holds an A.B. from Princeton University and an M.D. and M.B.A. from Columbia University. We believe that Dr. Harrison is qualified to serve on our Board of Directors because of his experience in the life sciences industry, his experience as a venture capitalist, as well as his service on the boards of directors of numerous biopharmaceutical companies.

Arthur O. Tzianabos, Ph.D., has served as the Chair of our Board of Directors from September 2024 and has served as a member of our Board of Directors since September 2018. Dr. Tzianabos also served as the Interim Executive Chair of our Board of Directors from March 2025 to October 2025. Dr. Tzianabos has served as the Chief Executive Officer of Lifordi Immunotherapeutics, a biopharmaceutical company, since June 2023. Dr. Tzianabos also serves as a Venture Partner at 5AM Ventures, where he has focused on life sciences investments since September 2022. Dr. Tzianabos serves on the Board of Directors of Q32 Bio Inc. (formerly Homology Medicines, Inc.), a genetic medicines company, where he previously served as President and Chief Executive Officer from April 2016 to September 2022. Prior to joining Homology Medicines, Inc., Dr. Tzianabos served as President and Chief Scientific Officer at OvaScience, Inc., a biotechnology company, from September 2013 to March 2016. Previously, Dr. Tzianabos served in various senior management positions at Shire Plc, a pharmaceutical company, and as a professor at Harvard Medical School. Dr. Tzianabos serves on the Development Board of the College of Life Sciences and Agriculture at the University of New Hampshire. Dr. Tzianabos previously served on the Board of Directors of Akouos, Inc., a public biotechnology company. Dr. Tzianabos holds a B.S. in Biology from Boston College and a Ph.D. in Microbiology from the University of New Hampshire. We believe that Dr. Tzianabos is qualified to serve on our Board of Directors because of his executive and clinical experience, as well as his extensive involvement in the biotechnology industry.

Family Relationships

There are no familial relationships among any of our directors and executive officers.

Director Compensation

Our compensation arrangements for non-employee directors are reviewed periodically by our Compensation Committee and approved by our Board of Directors. We use the same peer group discussed below in the Narrative Disclosure to the Summary Compensation Table to provide a broad perspective on competitive director pay levels and practices.

Year Ended December 31, 2025

In February 2025, after a review of our director compensation program and a market analysis performed by Aon, and upon recommendation of Aon, our Compensation Committee recommended that our Board of Directors increase certain compensation amounts payable to our non-employee directors to better align their terms with for the year ended December 31, 2025. Pursuant to our Non-Employee Director Compensation Policy, non-employee director compensation shall not exceed the 65th percentile of the peer group as of the time that the compensation is approved. For the year ending December 31, 2025, our non-employee directors received the following compensation:

•

Cash Compensation. Our non-employee director compensation program provides an annual cash retainer to each non-employee director for service on our Board of Directors, as well as for their committee positions. Non-employee directors may elect to receive their general annual cash retainer in the form of restricted stock units, which will vest quarterly. The following table sets forth a comparison of our non-employee director cash compensation program to our peers at the time the 2025 compensation was approved:

Compensation Element	2025 Market 65th Percentile ($)	Our 2025 Compensation ($)
Board Member Compensation
Annual Retainer	40,000	40,000
Non-Executive Chair	35,000	35,000
Annual Committee Chair Compensation
Audit Committee	20,000	20,000
Compensation Committee	15,000	15,000
Nominating and Corporate Governance Committee	10,000	10,000
Annual Committee Member Compensation
Audit Committee	10,000	10,000
Compensation Committee	7,500	7,500
Nominating and Corporate Governance Committee	5,000	5,000

•

Equity Compensation. Each new non-employee director who joins our Board of Directors receives an initial option grant for the purchase of shares of our common stock, representing a target grant date fair market value of approximately $448,000 calculated in accordance with Accounting Standards Codification (“ASC”) Topic 718 of the Financial Accounting Standards Board (“FASB”) upon election or appointment to our Board of Directors. Equity awards for new directors vest in twelve substantially equal quarterly installments on each quarterly anniversary of the date of grant if the director has served continuously as a member of our Board of Directors through the applicable vesting date. Each non-employee director who continued to serve on our Board of Directors immediately following our 2025 Annual Meeting received after such meeting an option to purchase shares of our common stock representing a target grant date fair market value of approximately $224,000 calculated in accordance with FASB ASC Topic 718, which grant will vest on the one-year anniversary of the date of the grant, or if earlier, the following annual meeting of our stockholders, subject to the director’s continued service on each applicable vesting date. The market 65th percentile of our peers for 2025 annual equity compensation peers determined as of the time the 2025 compensation was approved was $279,685.

Non-employee directors are also reimbursed for reasonable expenses incurred in serving as a director, including travel expenses for attending meetings of our Board of Directors.

Beginning on March 19, 2025, and ending on October 6, 2025, the date that Mr. Smith was appointed as our Chief Executive Officer, our Chairman of the Board of Directors, Dr. Tzianabos, served as our Interim Executive Chair and received no compensation for his service as a director during such period. In consideration of his services as Interim Executive Chair and upon his appointment in such role, Dr. Tzianabos received a one-time stock option grant of 122,651 shares that vested in equal installments over 12 months from the grant date and vested in full upon Mr. Smith’s commencement of services as our Chief Executive Officer. Following the conclusion of his services as Interim Executive Chair, and in consideration for his services as a non-employee director, Dr. Tzianabos received cash compensation and will be eligible to receive an annual equity award in 2026, each in accordance with our Non-Employee Director Compensation Policy.

No compensation was paid for service as a director to Mr. Smith or Dr. Kaye during their tenures as our Chief Executive Officer or Interim Chief Executive Officer. Please see the section entitled “Executive Compensation—Summary Compensation Table” for a summary of payments made to each of Mr. Smith and Dr. Kaye, which includes the aggregate payments that each received as a director and as an executive officer.

Other than as described below, none of our non-employee directors received any fees or reimbursement of any expenses (other than customary expenses in connection with the attendance of meetings of our Board of Directors) or any equity or non-equity awards in consideration of their services on the Board of Directors in the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Jennifer C. Burstein, CPA	60,000	223,338	—	283,338
Adrian R. Krainer, Ph.D.	45,000	223,338	—	268,338
Garry E. Menzel, Ph.D.	57,500	223,338	—	280,838
Arthur A. Levin, Ph.D.(3)	57,912	223,338	—	281,249
Seth L. Harrison, M.D.	47,500	223,338	—	270,838
Julie Anne Smith	60,000	223,338	—	283,338
Arthur O. Tzianabos, Ph.D.(4)	41,657	—	737,120	778,778

Note: Totals may not sum due to rounding.

(1)

The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the director during the year ended December 31, 2025, as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 9 to the audited consolidated financial statements included in our Form 10-K for the year ended December 31, 2025. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the directors from the options.

(2)	The following table provides information regarding the aggregate number of option awards granted to our non-employee directors that were outstanding as of December 31, 2025:

Name	Option Outstanding (#)
Edward M. Kaye, M.D.	2,092,733
Jennifer C. Burstein, CPA	133,809
Adrian R. Krainer, Ph.D.	183,343
Garry E. Menzel, Ph.D.	119,032
Arthur A. Levin, Ph.D.	150,289
Seth L. Harrison, M.D.	133,809
Julie Anne Smith	119,032
Arthur O. Tzianabos, Ph.D.	211,935
(3)

Dr. Levin received $40,000 of his retainer fees in RSUs. The award vests as to one-quarter of the total award on the last day of each of March, June, September and December, subject to his continued service to us through each vesting date.

(4)

The amount in the All Other Compensation column for Dr. Tzianabos represent the option award granted in March 2025 in consideration for his services as Interim Executive Chair. For more information, see the section titled “—Year Ended December 31, 2025.”

Year Ending December 31, 2026

In February 2026, after a review of our director compensation program and a market analysis performed by Aon, and upon recommendation of Aon and our Compensation Committee, our Board of Directors increased certain compensation amounts payable to our non-employee directors to better align with market rates for the year ending December 31, 2026. Additionally, in March 2026, after a market analysis performed by Aon, and upon recommendation of Aon and our Compensation Committee, our Board of Directors established certain compensation amounts payable to our non-employee directors in connection with the creation of our Research and Development Committee. Pursuant to our Non-Employee Director Compensation Policy, non-employee director compensation shall not exceed the 65th percentile of the peer group. For the year ending December 31, 2026, our non-employee directors will receive the following compensation:

•

Cash Compensation. Our non-employee director compensation program will provide an annual cash retainer to each non-employee director for service on our Board of Directors, as well as for their committee positions. The following table sets forth a comparison of our non-employee director cash compensation program to our peers at the time the 2026 compensation was approved:

Compensation Element	Market 65th Percentile ($)	Our Current Compensation ($)
Board Member Compensation
Annual Retainer	46,050	45,000
Non-Executive Chair	35,000	35,000
Annual Committee Chair Compensation
Audit Committee	20,000	20,000
Compensation Committee	15,000	15,000
Research and Development Committee	15,000	15,000
Nominating and Corporate Governance Committee	10,000	10,000
Annual Committee Member Compensation
Audit Committee	10,000	10,000
Compensation Committee	7,500	7,500
Research and Development Committee	7,500	7,500
Nominating and Corporate Governance Committee	5,000	5,000

•

Equity Compensation. Each new, non-employee director who joins our Board of Directors will receive an initial option grant for the purchase of shares of our common stock, representing a target grant date fair market value of approximately $724,000 calculated in accordance with FASB ASC Topic 718 upon election or appointment to our Board of Directors. Equity awards for new directors vest in twelve substantially equal quarterly installments on each quarterly anniversary of the date of grant if the director has served continuously as a member of our Board of Directors through the applicable vesting date. Each non-employee director who continues to serve on our Board of Directors immediately following our 2026 Annual Meeting on June 3, 2026, will receive after such meeting an option to purchase shares of our common stock representing a target grant date fair market value of approximately $362,000 calculated in accordance with FASB ASC Topic 718, which grant will vest on the one-year anniversary of the date of the grant, or if earlier, the following annual meeting of our stockholders, subject to the director’s continued service on each applicable vesting date. The market 65th percentile of our peers for 2026 annual equity compensation, determined as of the time the 2026 compensation was approved, was $362,530.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2026.

On March 23, 2026, our Audit Committee approved the engagement of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026. On March 23, 2026, KPMG LLP (“KPMG”), which served as our independent registered public accounting firm for the year ended December 31, 2025, was dismissed as our independent registered public accounting firm. See “—Changes in Independent Registered Public Accounting Firm” below.

KPMG audited our financial statements for the fiscal years ended December 31, 2025 and 2024. We expect that representatives of both KPMG and EY will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Audit Committee is submitting the selection of EY to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment. Abstentions will not be counted as votes cast and will have no effect on the outcome of this proposal. Because the ratification of our independent registered public accounting firm is considered a routine matter, brokers may vote shares in their discretion in the absence of instructions from beneficial owners, and we do not expect broker non-votes on this proposal. Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and the interests of our stockholders.

The following table presents fees for professional services rendered by KPMG for the years ended December 31, 2025 and 2024 (in thousands).

Fee Category	2025	2024
Audit Fees(1)	$854	$880
Audit-Related Fees	—	—
Tax Fees(2)	29	42
All Other Fees	—	—

Total Fees	$883	$921

Note: Totals may not sum due to rounding.

(1)	Audit Fees include fees and related expenses for annual audits and quarterly reviews as well as fees related to consents, our “at-the-market” program, and related comfort letters in 2025 and 2024.
(2)

Tax Fees include fees for tax compliance services and tax advice. Tax advice encompasses a variety of permissible services, including technical tax advice related to federal and state income tax matters, assistance with sales tax, and assistance with tax audits.

Changes in Independent Registered Public Accounting Firm

On March 23, 2026, our Audit Committee approved the engagement of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and dismissed KPMG, which had served as our independent registered public accounting firm for the fiscal years ended December 31, 2025 and 2024.

KPMG’s reports on our consolidated financial statements for each of the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years ended December 31, 2025 and 2024, and the interim period through March 23, 2026, there were (i) no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act, with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in its reports, and (ii) no reportable events as described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act. In accordance with Item 304(a)(3) of Regulation S-K, we requested that KPMG furnish us with a letter addressed to the SEC stating whether KPMG agrees with the above statements. KPMG furnished the requested letter, stating its agreement with such statements, and a copy is filed as Exhibit 16.1 to our current report on Form 8-K filed with the SEC on March 27, 2026.

During our two most recent fiscal years and the subsequent interim period through March 23, 2026, neither we, nor anyone acting on our behalf, consulted EY regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that EY concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Principal Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Stoke’s consolidated financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Stoke’s independent registered public accounting firm, (3) the performance of Stoke’s internal audit function, if any, and (4) other matters as set forth in the charter of the Audit Committee approved by the Board of Directors.

Management is responsible for the preparation of Stoke’s consolidated financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Stoke’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Stoke Therapeutics, Inc. for the fiscal year ended December 31, 2025. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable standards of the PCAOB and the SEC. In addition, the Audit Committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of Stoke Therapeutics, Inc. be included in Stoke’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF STOKE THERAPEUTICS, INC.

Jennifer C. Burstein, Chair

Arthur A. Levin, Ph.D.*

Garry E. Menzel, Ph.D., MBA*

Arthur O. Tzianabos, Ph.D.

Julie Anne Smith*

*	Ms. Smith joined the Audit Committee and Drs. Levin and Menzel stepped off the Audit Committee in April 2026.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed under the section titled “Executive Compensation,” including the compensation tables and the related narrative disclosure, in this Proxy Statement.

Accordingly, our Board of Directors is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the compensation tables and narrative discussion included in the “Executive Compensation” section of this Proxy Statement is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board of Directors and, accordingly, our Board of Directors and our Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting, meaning the number of shares voted “FOR” this proposal must exceed the number of shares voted “AGAINST” this proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2026, by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors or director nominees;

•	each of our named executive officers; and

•	all of our directors, director nominees and executive officers as a group.

Percentage ownership of our common stock is based on 62,240,347 shares of our common stock outstanding on March 31, 2026. The information provided below for stockholders owning greater than 5% of our common stock is as of the date of their most recent statement filed on Schedule 13G or 13D with the SEC. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned as of March 31, 2026, subject to community property laws where applicable. We have deemed all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 31, 2026 to be outstanding and to be beneficially owned by the person or entity holding the option for the purpose of computing the percentage ownership of that person or entity but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Stoke Therapeutics, Inc., 45 Wiggins Avenue, Bedford, Massachusetts 01730.

Name of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% Stockholders
Entities affiliated with FMR LLC(1)	5,600,920	9.0%
Entities affiliated with RTW Investments, L.P.(2)	5,310,033	8.5%
Entities affiliated with Lynx1 Capital Management LP(3)	5,187,191	8.3%
Entities affiliated with Redmile Group, LLC(4)	4,375,931	7.0%
BlackRock, Inc. (5)	3,732,540	6.0%
Entities affiliated with Morgan Stanley & Co.(6)	3,426,739	5.5%
Entities affiliated with Baker Bros. Advisors LP(7)	3,336,697	5.4%
The Toronto-Dominion Bank(8)	3,173,258	5.1%

Named Executive Officers and Directors
Ian F. Smith(9)	338,404	*
Edward M. Kaye, M.D.(10)	2,061,995	3.2%
Thomas E. Leggett(11)	237,980	*
Jason Hoitt(12)	219,358	*
Jennifer C. Burstein, CPA(13)	104,062	*
Seth L. Harrison, M.D.(14)	1,979,375	3.2%
Clare Kahn, Ph.D.	—	*
Adrian R. Krainer, Ph.D.(15)	436,898	*
Arthur A. Levin, Ph.D.(16)	142,758	*
Garry E. Menzel, Ph.D.(17)	89,285	*
Julie Anne Smith(18)	89,285	*
Arthur O. Tzianabos, Ph.D.(19)	239,319	*
All current executive officers and directors as a group (14 persons)(20)	6,332,160	9.6%

*	Represents beneficial ownership of less than one percent.
(1)

Based on the statement on Schedule 13G, Amendment Number 3, filed with the SEC on February 5, 2026, reporting beneficial ownership as of December 31, 2025, by FMR LLC and Abigail P. Johnson (together, “FMR”), for themselves and on behalf of the following subsidiaries or affiliates of FMR: (i) FIAM LLC, Fidelity Management & Research Company LLC, and Strategic Advisers LLC, each as a beneficial owner in its capacity as a registered investment adviser, and (ii) Fidelity Institutional Asset Management Trust Company, as a beneficial owner in its capacity as a bank. Pursuant to the aforementioned statement, FMR reported sole dispositive power over 5,600,920 shares of our common stock, sole voting power over 5,590,109 shares of our common stock, and shared dispositive or voting power over no securities. Ms. Johnson reported sole dispositive power over 5,600,920 shares of our common stock, and shared voting and dispositive power and sole voting power over no securities. The principal business office address of each of the aforementioned parties is 245 Summer Street, Boston, Massachusetts 02210.

(2)

Based on the statement on Schedule 13G, Amendment Number 6, filed with the SEC on February 14, 2025, reporting beneficial ownership as of December 31, 2024, by RTW Investments, L.P. (“RTW”) and Dr. Roderick Wong, M.D., in their respective capacities as either a parent holding company and/or a registered investment adviser. As reported in the statement, the group’s ownership consists of 5,310,033 shares of our common stock beneficially owned by: (i) RTW, in its capacity as investment adviser to certain funds, including, without limitation, the RTW Master Fund, Ltd., and (ii) Dr. Wong in his capacity as Managing Partner and Chief Investment Officer of RTW. According to the statement, RTW and Dr. Wong each may be deemed to exercise shared voting and investment discretion with respect to 5,310,033 shares and sole voting and investment discretion with respect to 0 shares. Further, the amounts reported in the statement assume the exercise of warrants to purchase 186,508 shares of our common stock held by RTW. As reported in the statement, exercise of the warrants is subject to a beneficial ownership limitation, such that the holder may not exercise the warrants to the extent such exercise would result in the holder or any member of its affiliate “group” (as such term is used in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) beneficially owning more than 9.99% of our common stock. The upper limit on the aforementioned beneficial ownership limitation may be increased to 19.99% at the determination of the holder upon at least 61 days’ prior written notice to us. The principal business office address of each of RTW and Dr. Wong is 40 10th Avenue, Floor 7, New York, New York 10014.

(3)

Based on the statement on Schedule 13G, Amendment Number 2, filed with the SEC on November 14, 2024, reporting beneficial ownership as of September 30, 2024, by Lynx1 Capital Management LP (“Lynx1 Manager”) and Weston Nichols. As reported in the statement, the group’s ownership consists of 5,187,191 shares of our common stock directly held by Lynx1 Master Fund LP (the “Lynx1 Fund”). Lynx1 Manager serves as investment manager for the Lynx1 Fund, and Mr. Nichols is the sole member of Lynx1 Capital Management GP LLC, the general partner of Lynx1 Manager. As reported in the statement, each of Lynx1 Manager and Mr. Nichols may therefore be deemed to exercise voting and investment discretion over securities held directly by the Lynx1 Fund. The principal business office address for each of Lynx1 Manager and Mr. Nichols is c/o Lynx1 Capital Management LP, 151 Calle de San Francisco, Suite 200 PMB 1237, San Juan, PR 00901-1607.

(4)

Based on the statement on Schedule 13G, Amendment Number 5, filed with the SEC on August 14, 2025, reporting beneficial ownership as of June 30, 2025, by Redmile Group, LLC (“Redmile”), Jeremy C. Green and Redmile Biopharma Investments III, L.P. (“RBI III”). As reported in the statement, the group’s ownership consists of an aggregate of 4,375,931 shares of our common stock. Of those shares, 3,505,612 are directly held by RBI III, and the remainder are held by Redmile’s clients. Redmile serves as investment manager for RBI III and such clients, and Mr. Green is the principal of Redmile. As such: (i) Redmile and Mr. Green may be deemed to exercise voting and investment discretion with respect to an aggregate 4,375,931 shares of our common stock and (ii) RBI III may also be deemed to beneficially own 3,505,612 of such securities. The principal business office address for Redmile and RBI III is One Letterman Drive, Building D, Suite D3-300, The Presidio of San Francisco, San Francisco, California 94129. The principal business office address for Mr. Green is c/o Redmile Group, LLC (NY Office), 45 West 27th Street, Floor 11, New York, NY 10001.

(5)

Based on the statement on Schedule 13G, Amendment Number 2, filed with the SEC on October 17, 2025, reporting beneficial ownership as of September 30, 2025, by BlackRock, Inc. (“BlackRock”) in its capacity as a parent holding company or control person. According to the statement, BlackRock exercises sole voting power over 3,666,122 shares of our common stock, sole dispositive power over 3,732,540 shares of our common stock and does not exercise shared voting or dispositive power with respect to any securities. The principal business office address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(6)

Based on the statement on Schedule 13G, Amendment Number 2, filed with the SEC on February 3, 2025, reporting beneficial ownership as of December 31, 2024, by Morgan Stanley (“MS”) and its wholly-owned subsidiary, Morgan Stanley Capital Services LLC (“MSCS”), in their respective capacities as a registered broker-dealer and/or parent holding company or control person for certain operating units of MS and MS’s subsidiaries and affiliates. As reported in the statement, MS’s ownership consists of 3,426,739 shares of our common stock and MSCS’s ownership consists of 2,879,280 shares of our common stock, and each of MS and MSCS may be deemed to exercise: (i) shared voting and investment discretion over all of the shares ascribed to it and (ii) sole voting and investment discretion over 0 shares. The principal business office address for each of the aforementioned parties is 1585 Broadway, New York, NY 10036.

(7)

Based on the statement on Schedule 13G, Amendment Number 1, filed with the SEC on February 17, 2026, reporting beneficial ownership as of December 31, 2025, by Baker Bros. Advisors LP (“Baker Advisors”), Baker Bros. Advisors (GP) LLC (“Baker GP”), and Felix J. Baker and Julian C. Baker, in their respective capacities as registered investment adviser and/or parent holding company or control person. According to the statement, Baker Advisors exercises voting and investment discretion over 3,336,697 shares of our common stock. Pursuant to the statement, Baker GP is the general partner of Baker Advisors, and Felix J. Baker and Julian C. Baker are managing members of Baker GP. As such, each of Baker GP and Messrs. Baker may be deemed to have indirect beneficial ownership of securities directly held by Baker Advisors. Further, as reported in the statement, the total number of securities reported as beneficially owned therein may include certain warrants to purchase our common stock, which are subject to a beneficial ownership limitation, such that the holders may not exercise the warrants to the extent such exercise would result in the holders or any member of the holder’s Section 13(d) affiliate “group” (as such term is used in Rule 13d-5 of the Exchange Act) beneficially owning more than 4.99% of our common stock. The upper limit on the aforementioned beneficial ownership limitation may be increased to 19.99% at the determination of the holder upon at least 61 days’ prior written notice to us. The principal business office address of the aforementioned parties is c/o Baker Bros. Advisors LP, 860 Washington Street, 3rd Floor, New York, NY 10014.

(8)

Based on the statement on Schedule 13G filed with the SEC on November 14, 2025, reporting beneficial ownership as of September 30, 2025, by The Toronto-Dominion Bank, a non-U.S. financial institution (“Toronto Dominion”). According to the statement, Toronto Dominion exercises sole voting and dispositive power with respect to 3,173,258 shares of our common stock and shared voting and dispositive power over no securities. The principal business office address of Toronto Dominion is 66 Wellington Street West, 12th Floor TD Tower, Toronto, Ontario, Canada, M5K 1A2.

(9)	Represents 338,404 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2026.
(10)	Represents (i) 110,874 shares of our common stock and (ii) 1,951,121 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2026.
(11)	Represents (i) 10,172 shares of our common stock; and (ii) 227,808 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2026.
(12)	Represents (i) 10,276 shares of our common stock; and (ii) 209,082 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2026.
(13)	Represents 104,062 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2026.
(14)

Represents (i) 898,871 shares of our common stock directly held by Dr. Harrison; (ii) 976,442 shares of our common stock held by Les Pommes LLC (“Les Pommes”); and (iii) 104,062 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2026. Dr. Harrison is the manager of Les Pommes and may be deemed to have sole voting and dispositive power over securities held by Les Pommes. Dr. Harrison disclaims beneficial ownership of the shares held by Les Pommes except to the extent of his pecuniary interest therein.
(15)	Represents (i) 283,302 shares of our common stock; and (ii) 153,596 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2026.
(16)

Represents (i) 4,237 shares of our common stock directly held by Dr. Levin; (ii) 17,979 shares of our common stock held by the Butler-Levin Revocable Trust (the “Butler-Levin Trust”); and (iii) 120,542 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2026. Dr. Levin serves as trustee of the Butler-Levin Trust and may be deemed to exercise voting and investment discretion over securities held by it.

(17)	Represents 89,285 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2026.
(18)	Represents 89,285 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2026.
(19)	Represents (i) 31,339 shares of our common stock and (ii) 207,980 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2026.
(20)

Represents the total of all securities beneficially owned by our directors and officers, consisting of an aggregate (i) 2,403,737 shares of our common stock and (ii) 3,928,423 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2026.

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of April 7, 2026:

Name	Age	Position(s)
Ian F. Smith	60	Chief Executive Officer and Director
Jonathan Allan, J.D.	36	General Counsel and Corporate Secretary
Jason Hoitt	48	Chief Patient Officer
Thomas E. Leggett	49	Chief Financial Officer
Barry S. Ticho, M.D., Ph.D., FACC	66	Chief Medical Officer

Ian F. Smith has served as our Chief Executive Officer since October 2025 and as a member of our Board of Directors since September 2023. Prior to that, Mr. Smith served as our Interim Chief Executive Officer from March 2025 to October 2025, and as a consultant from June 2023 to September 2023. Mr. Smith’s biographical information is set forth above under the heading “Proposal No. 1 Election of Class I Directors—Continuing Directors.”

Jonathan Allan, J.D., has served as our General Counsel since July 2022. In his role, Mr. Allan oversees all aspects of legal, including providing leadership and guidance on all legal and compliance initiatives and serving as Compliance Officer and Corporate Secretary to our Board of Directors. Prior to his promotion to that role, Mr. Allan served as our Deputy General Counsel from February 2021 to July 2022 and as our Interim General Counsel from November 2020 to February 2021. Mr. Allan has built his career providing legal support and counsel to life science and technology companies at various stages of growth and brings particular expertise in the areas of corporate governance, securities and public company reporting, corporate transactions, employment matters and intellectual property. Before joining Stoke, Mr. Allan practiced law with the law firms of Fenwick & West, LLP and Kirkland & Ellis, LLP. Mr. Allan is a member of the New York Bar Association. He holds his J.D. from The Ohio State University Moritz College of Law and a B.A. in business administration and marketing from Grace College.

Jason Hoitt has served as our Chief Patient Officer since June 2025 and oversees our global commercial, medical affairs and manufacturing functions. Prior to that, Mr. Hoitt served as our Chief Commercial Officer from April 2024 to June 2025. Prior to joining the Company, Mr. Hoitt served as chief commercial officer at Provention Bio from January 2020 to June 2023, and led all commercial efforts including pre-launch and launch strategy and execution for Tzield® (teplizumabmzwv), the first drug approved to address the underlying autoimmune cause of type 1 diabetes. Prior to that, Mr. Hoitt served as chief commercial officer at Dova Pharmaceuticals and led all commercial efforts including launch strategy and execution for DOPTELET® (avatrombopag) for chronic immune thrombocytopenia. Prior to Dova Pharmaceuticals, Mr. Hoitt was a member of the commercial leadership team at Insmed Incorporated, serving as a vice president and head of sales. Mr. Hoitt also held senior sales, marketing and medical affairs roles at Sarepta Therapeutics, Vertex Pharmaceuticals and Gilead Sciences. Mr. Hoitt has held integral roles in the launch of several innovative medicines, including Arikayce (Insmed), Exondys 51 (Sarepta), and Incivek (Vertex). Mr. Hoitt holds a B.A. from the College of the Holy Cross.

Thomas Leggett has served as our Chief Financial Officer since April 2024. Prior to joining the Company, Mr. Leggett served as the Chief Financial Officer at Affinia Therapeutics, Inc., a biotechnology company, from December 2021 to April 2024. Mr. Leggett also served as the Chief Financial Officer of Black Diamond Therapeutics, Inc., a biotechnology company, from January 2019 to December 2021. Prior to that, Mr. Leggett served as Chief Financial Officer at Axcella Health, Inc., a biotechnology company, from January 2017 to August 2019. He also previously served as Treasurer and Head of Business Development Finance at Purdue Pharma LP, a pharmaceutical company, from May 2015 to December 2016. Mr. Leggett also served in various roles of increasing responsibility at UBS Securities LLC, Lazard Frères & Co., and J.P. Morgan Securities Inc. Mr. Leggett currently serves as a member of the board of directors and nomination committee and as chairman of the audit committee of Clover Biopharmaceuticals, a commercial-stage biotechnology company developing innovative vaccines. Mr. Leggett holds a B.A. in Economics from Columbia University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania.

Barry S. Ticho, M.D., Ph.D., FACC, has served as our Chief Medical Officer since October 2017. From March 2018 to March 2019, Dr. Ticho served as the Chief Executive Officer and as a member of the board of directors of Verve Therapeutics, Inc. From February 2016 to September 2017, Dr. Ticho served as Head of Cardiovascular and Metabolic Diseases at Moderna, Inc., a biotechnology company. From October 2013 to February 2016, Dr. Ticho served as Head of External Research and Development Innovation for the Cardiovascular and Metabolic Disease Research Unit at Pfizer, Inc., a pharmaceutical company. Previously, Dr. Ticho served as the Vice President of Clinical Development at Biogen Inc., a biopharmaceutical company. Dr. Ticho holds a B.A. in Biology from Haverford College and an M.D. and a Ph.D. in Biochemistry and Molecular Biology from the University of Chicago.

EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation provided to certain of our executive officers during the years ended December 31, 2025 and 2024. These executive officers, who include our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers at the end of the fiscal year ended December 31, 2025, were:

•	Ian F. Smith, our Chief Executive Officer(1);

•	Thomas E. Leggett, our Chief Financial Officer;

•	Jason Hoitt, our Chief Patient Officer; and

•	Edward M. Kaye, M.D., our former Chief Executive Officer.(2)

(1)	Mr. Smith commenced as our Interim Chief Executive Officer on March 19, 2025, and our Chief Executive Officer on October 6, 2025. Mr. Smith continues to serve as a member of our Board of Directors.

(2)	Dr. Kaye resigned as our Chief Executive Officer on March 19, 2025. Dr. Kaye continues to serve as an advisor and a non-employee member of our Board of Directors.

We refer to these individuals as our “named executive officers.”

This overview and narrative (“Compensation Disclosure”) describes the key elements of our executive compensation program and compensation decisions for our named executive officers for 2025. This Compensation Disclosure is intended to be read in conjunction with the tables that immediately follow this section, which provide additional compensation information for our named executive officers. As a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies. However, we believe the additional narrative disclosure with respect to our executive compensation program will provide our stockholders with further information regarding our company and our executive compensation program and practices and therefore will assist in their consideration of Proposal No. 3, the non-binding advisory vote with respect to named executive officer compensation.

Summary Compensation Table

The following table presents summary information regarding the total compensation that was earned by our named executive officers during the years ended December 31, 2025 and 2024. All amounts are in dollars.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Ian F. Smith Chief Executive Officer	2025	170,625	1,197,125	11,590,000	14,035,067	—	38,838	27,031,655

Thomas Leggett Chief Financial Officer	2025	496,375	—	491,470	534,881	297,825	9,824	1,830,375
	2024	309,470	—	—	4,020,915	190,001	—	4,520,386

Jason Hoitt Chief Patient Officer	2025	494,401	—	333,200	1,121,337	306,000	15,017	2,269,955

Edward M. Kaye, M.D.(6) Former Chief Executive Officer	2025	148,726	—	1,199,520	1,298,138	—	587,658	3,234,043
	2024	650,923	—	2,975,700	1,614,740	358,008	12,749	5,612,120

Note: Totals may not sum due to rounding.

(1)

For 2025, Mr. Smith received a $500,000 sign-on bonus upon becoming our Chief Executive Officer and a $697,125 discretionary bonus, equal to the amount he would have received had he participated in the 2025 non-equity incentive plan. See the section titled “—Leadership Transition Compensation” regarding our new Chief Executive Officer’s compensation for additional information.
(2)

The amounts reported in the Stock Awards column represent (i) the grant date fair value of restricted stock units (“RSUs”) granted to our named executive officers during the years ended December 31, 2025 and 2024; and (ii) the grant date fair value of performance-based stock units (“PSUs”) granted to our named executive officers during the year ended December 31, 2024, each as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSUs and PSUs reported in the Stock Awards column are set forth in Note 9 to the audited consolidated financial statements included in our Form 10-K for the year ended December 31, 2025. Note that the amounts reported in this column reflect the accounting cost for these RSUs and PSUs and do not correspond to the actual economic value that may be received by our named executive officers from the awards.

(3)

The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the named executive officers during the years ended December 31, 2025 and 2024, as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 9 to the audited consolidated financial statements included in our Form 10-K for the year ended December 31, 2025. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by the named executive officers from the options.

(4)	For additional information regarding the non-equity incentive plan compensation, see section entitled “—Non-Equity Annual Incentive Awards.”
(5)

The amounts in this All Other Compensation column represent (i) for Mr. Smith, a $8,555 director’s fee for his service as a non-employee director during 2025 prior to being appointed as Interim Chief Executive Officer; a $30,133 reimbursement of legal expenses associated with negotiating his employment agreement and a $150 cellphone allowance for the period after he became our Chief Executive Officer; (ii) for Mr. Legget, a $1,500 cellphone allowance and $8,324 of company contributions under our 401(k) plan; (iii) for Mr. Hoitt, a $1,777 cellphone allowance and $13,240 of company contributions under our 401(k) plan; and (iv) for Dr. Kaye, a $297 cellphone allowance; $5,949 of company contributions under our 401(k) plan; $530,773 in severance; $19,306 of costs of continued health coverage and $31,333 director’s fee when he was a non-employee director during 2025 after ceasing to serve as Chief Executive Officer.

(6)

On March 4, 2025 our Board of Directors approved an annual equity grant to Dr. Kaye in his capacity as our Chief Executive Officer to be granted effective two business days following the filing of our Annual Report on Form 10-K for the year ended December 31, 2024, consisting of 144,000 RSUs (the “March 2025 RSU”) and 216,000 shares of our common stock subject to a stock option (the “March 2025 Option”), the fair market value of which are reported in the table above. On March 19, 2025, Dr. Kaye resigned as our Chief Executive Officer and in September 2025, Dr. Kaye voluntarily forfeited and relinquished all of the March 2025 RSUs and all except 37,500 shares subject to the March 2025 Option in order to align the size of his equity compensation with his ongoing role as our advisor and non-employee director and to provide additional shares to the 2019 Plan. The remaining option for 37,500 shares represents a grant date fair value of $225,371, and is in consideration of his services as an advisor and a non-employee director after ceasing to serve as our Chief Executive Officer.

2025 Peer Group

Our compensation arrangements for our executive officers and non-employee directors are reviewed and approved periodically by our Compensation Committee. We use a peer group to provide a broad perspective on competitive pay levels and practices. In certain circumstances, our Compensation Committee also refers to broad-based market data for additional information on competitive pay levels and practices.

In September 2024, our Compensation Committee, with assistance from Aon, reviewed similar companies with respect to sector, stage of development and market capitalization in determining our named executive officers’

2025 compensation. In general, the 2025 peer group was ultimately chosen based on these characteristics and others including:

•	Sector—Public biotechnology organizations;

•	Stage of Development—Focusing on Phase 1 to 2 clinical trial companies with emphasis on companies focused on gene and cell editing;

•	Market Capitalization—$300 million to $2.3 billion market capitalization range;

•	Headcount—companies with under 400 employees; and

•	Years Public—preference for companies that have been public five years or less.

Based on the above market data, Aon compiled, and our Compensation Committee approved, the updated peer group of companies for 2025, and this group was used to make the relevant compensation assessments for 2025 for director and executive compensation. Following are the 20 companies included in this 2025 peer group:

4D Molecular Therapeutics	Fate Therapeutics+
Alector	Lineage Cell Therapeutics
Allogene Therapeutics	Meira GTx
Annexon	Nkarta+
Arcturus Therapeutics	Poseida Therapeutics
Adverum Biotechnologies	Praxis Precision Medicines+
Beam Therapeutics+	Prime Medicine+
Caribou Biosciences	REGENXBIO
Cullinan Therapeutics+	Rocket Pharmaceuticals
Editas Medicine	Sana Biotechnology+

+

New addition to peer group for 2025 to replace companies removed from the 2024 peer group based on changes in our market capitalization and the market capitalization of peer group companies. Removed companies include: Allovir, Avidity Biosciences, Generation Bio Co., Omega Therapeutics, Repare Therapeutics and Vor Biopharma.

Base Salary

Our Compensation Committee recommended, and our Board of Directors approved, the 2025 base salaries for our named executive officers based on their performance and on bringing their base salaries into closer alignment with the competitive market. The table below shows the base salary established for each of our named executive officers for 2025.

Named Executive Officer	2024 Base Salary ($)	2025 Base Salary ($)	Change from 2024 (%)
Ian F. Smith	n/a	$715,000	—
Thomas Leggett	$475,000	$496,375	4.5%
Jason Hoitt(1)	$456,000	$510,000	11.8%
Edward M. Kaye, M.D.	$650,923	$676,960	4%

(1)

Mr. Hoitt served as our Chief Commercial Officer at the start of 2025. His base salary was adjusted during 2025 in connection with his promotion to Chief Patient Officer to better align his pay with market competitiveness for his new role.

Non-Equity Annual Incentive Awards

Our annual cash bonus for executive officers rewards our named executive officers for the achievement of key short-term objectives. The structure of the annual cash bonus incentivizes our named executive officers to achieve research, clinical, operational and organizational performance objectives that our Compensation Committee views as critical to the execution of our business strategy. For 2025, the annual bonus for our named executive officers was based on corporate goals and individual performances. Our named executive officers had the following annual cash bonus targets as a percentage of their base salary:

Named Executive Officer	2024 Target Bonus (as a % of Base Salary)	2025 Target Bonus (as a % of Base Salary)(1)
Ian Smith	n/a	n/a
Thomas Leggett	40%	40%
Jason Hoitt	40%	40%
Edward Kaye	55%	n/a

(1)	Mr. Smith and Dr. Kaye were not eligible for the 2025 bonus payout.

As a pre-commercial biopharmaceutical company, we do not have material revenue or profits at this stage, and our success is best measured by achievement of certain developmental, research and operational milestones. For 2025, the corporate performance objectives were determined by our Board of Directors upon recommendation from our Compensation Committee and included advancing our Dravet program, developing our pipeline, and building foundation for future company growth.

In February 2026, our Board of Directors, taking into account the recommendation of our Compensation Committee, determined that the corporate performance goals were achieved at 150% and determined that the performance of our named executive officers contributed to the achievement of our corporate results, resulting in an individual performance achievement of 100%, for a blended achievement rate of 150% for our named executive officers.

	2025 Bonus Opportunity		2025 Actual Performance and Payout
Named Executive Officer	2025 Base Salary	2025 Target Bonus (as a % of Base Salary)	Corporate Multiplier	Individual Performance	Combined Performance Score	2025 Earned Bonus
Ian F. Smith(1)	—	—	—	—	—	—
Thomas Leggett	$496,375	40%	150%	100%	150%	$297,825
Jason Hoitt	$510,000	40%	150%	100%	150%	$306,000
Edward M. Kaye, M.D.(1)	—	—	—	—	—	—

(1)	Mr. Smith and Dr. Kaye were not eligible for the 2025 bonus payout.

Long-Term Equity Incentive Awards

The largest component of our executive compensation program is the long-term equity incentives. Our Compensation Committee designed the long-term incentive opportunity for our executive officers, including our named executive officers, to motivate and reward executive officers to achieve multi-year strategic goals and deliver sustained long-term value to shareholders.

We believe that equity awards provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. Long-term equity incentives also promote retention, because our executive officers will only receive value if they remain employed by us over the required term.

Grants to our named executive officers and other executive officers and employees are made at the discretion of our Compensation Committee and are generally made upon commencement of employment or annually during the first quarter of each year. We believe that our equity awards are an important retention and motivation tool for our executive officers, as well as for our other employees.

Our long-term incentive program consisted of stock options and restricted stock units for our named executive officers’ annual regular grants. We have used stock option grants because we believe that they are an effective means by which to align the long-term interests of our executive officers with those of our stockholders. Among companies like ours that are similar in terms of stage of development, options are very common as the form of equity awards. Stock options motivate stock price appreciation over the long term because they deliver value only if the stock price increases. The use of stock options can also provide tax and other advantages to our executive officers relative to other forms of equity compensation. Additionally, we grant time-based RSUs to our named executive officers, as we believe RSUs serve as an important retention vehicle and align the interests of management and stockholders to promote stability and retention of our executive team while being less dilutive than stock options.

The annual, new-hire and promotion stock option and RSU awards granted to our named executive officers are set forth in the table below:

Named Executive Officer	Stock Options (#)	Stock Options ($)(1)	RSUs (#)	RSUs ($)(1)
Ian Smith(2)	808,420	14,035,067	380,000	11,590,000
Thomas Leggett	89,000	534,881	59,000	491,470
Jason Hoitt(3)	150,000	1,121,337	40,000	333,200
Edward M. Kaye M.D(4)	216,000	1,298,138	144,000	1,199,520

(1)

The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the named executive officer during the year ended December 31, 2025, as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 9 to the audited consolidated financial statements included in our Form 10-K for the year ended December 31, 2025. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the named executive officer from the options.

(2)

Mr. Smith’s equity awards include 238,420 shares subject to a stock option granted in connection with his appointment as our Interim Chief Executive Officer in March 2025 and 570,000 shares subject to a stock option and 380,000 RSUs granted in October 2025 in connection with his appointment as our Chief Executive Officer.

(3)	Mr. Hoitt received 60,000 shares subject to a stock option and 40,000 RSUs for his annual grant in March 2025 and 90,000 shares subject to a stock option in June 2025 in connection with his promotion.
(4)

After Dr. Kaye stepped down as our Chief Executive Officer, his 2025 annual grants of RSUs and stock options were cancelled, except as to 37,500 shares subject to the stock option. For more information, see the section titled “Executive Compensation—Summary Compensation Table.”

The 2025 stock option grants and RSU grants are reflected in the “Outstanding Equity Awards at 2025 Fiscal-Year End Table” below.

2024 PSUs

In 2024, our Board of Directors, upon the recommendation of our Compensation Committee, also granted performance-based stock units to our executive officers, including our named executive officers. Our Compensation Committee recommended the grant to incentivize our named executive officers to focus on the importance of executing well and on a timely basis for the transition from the early clinical stage to a Phase 3 trial. The grant was intended to provide additional incentive over a period of between 2 and 3 years to help retain and incentivize the leadership team through what was expected to be a challenging period of transition and risks.

The PSUs contain two underlying performance metrics, each weighted 50%, related to the advancement of the clinical program for zorevunersen into Phase 3, which metrics must be achieved by the end of 2024 and 2025, respectively. The PSUs are structured such that upon our Compensation Committee’s determination that if one of the two performance metrics has been achieved, half of the PSUs associated with such metric (i.e., 25% of the total PSUs granted) will immediately vest and the other half will vest on the one-year anniversary of such determination subject to the executive’s continued provision of services to us.

In December 2024, our Compensation Committee approved achievement of the first performance metric, resulting in the vesting of 50% of the first tranche, representing 25% of the total PSUs granted, while the remaining 50% of the first tranche, representing 25% of the total PSUs granted, vested in December 2025. In August 2025, our Compensation Committee approved achievement of the second performance metric, resulting in the vesting of 50% of the second tranche, representing 25% of the total PSUs granted, while the remaining 50% of the second tranche, representing 25% of the total PSUs granted, will vest in August 2026.

Leadership Transition Compensation

Former CEO Compensation

Dr. Kaye stepped down as our Chief Executive Officer effective as of March 19, 2025, after which Dr. Kaye continued to serve as an advisor and a non-executive member of our Board of Directors. In connection with the transition, Dr. Kaye entered into a Transition and Separation Agreement, under which Dr. Kaye will be entitled to receive payment of his current salary of $680,214 for 12 months and the amount of COBRA premiums he would be required to pay to maintain group healthcare coverage for 12 months. His existing equity awards, other than the 2025 executive officer grants that were cancelled, described below, will continue to vest as long as he is providing services as a member of our Board of Directors or an advisor to the Company. All his 2025 grants of the RSUs and stock options were cancelled, except as to 37,500 shares subject to a stock option granted for his service as a non-employee director on the Board of Directors. For more information, see the section titled “Executive Compensation—Summary Compensation Table.”

New CEO Compensation

In March 2025, our Board of Directors appointed Mr. Smith as our Interim Chief Executive Officer. On October 5, 2025, our Board of Directors appointed Mr. Smith as our permanent Chief Executive Officer, effective October 6, 2025. Mr. Smith continues to serve as a member of our Board of Directors.

Mr. Smith was granted an option to purchase 238,420 shares of our common stock in connection with his appointment as our Interim Chief Executive Officer. Mr. Smith did not receive cash compensation for his service as our Interim Chief Executive Officer.

In connection with his appointment as our permanent Chief Executive Officer, Mr. Smith’s compensation package included an initial annual base salary of $715,000, eligibility for an annual performance-based cash incentive targeted at 65% of his base salary (with no annual bonus payable for 2025), and a one-time sign-on cash bonus of $500,000. He was also provided with an additional $500,000 performance-based cash opportunity tied to specified operational and development performance metrics (which remains eligible for achievement), as well as equity awards consisting of an option to purchase 570,000 shares of our common stock and a RSU award covering 380,000 shares, which vest over time, together with standard employee benefits and participation in the Company’s broad-based benefit plans.

In developing the compensation package for Mr. Smith, our Compensation Committee consulted with Aon and gave careful consideration to the compensation structure that was reasonable and necessary to incentivize Mr. Smith to assume the role of our Chief Executive Officer. Further, our Compensation Committee believed that Mr. Smith’s compensation should drive achievement of our strategic objectives and be principally tied to sustained, long-term stockholder value creation. Additionally, when our Compensation Committee determined his compensation in October 2025, our market capitalization had outgrown the market capitalization criterion we used for our 2025 compensation peer group. With the assistance of Aon, our Compensation Committee determined his equity awards based on a broad market benchmarking data. We also followed the practice of granting stock options for material new hire executives two days after Mr. Smith’s appointment was announced to avoid granting options with material non-public information. The stock market reacted positively to the announcement of our new Chief Executive Officer, and our stock’s closing price increased from $26.81 on the date of announcement, October 6, 2025, to $30.50 on the grant date, October 8, 2025. As a result, the grant date fair value of his awards reflects approximately 10% in value above what his equity awards would have been valued before the announcement for financial reporting purposes.

Mr. Smith was not technically eligible to participate in the 2025 annual incentive cash bonus based on his start date as our permanent Chief Executive Officer. However, our Compensation Committee considered our strong stock performance and significant operational achievements, which resulted in corporate goals being achieved at 150% of target for the year, under Mr. Smith’s executive leadership since March 2025. Based on this assessment, our Compensation Committee approved a discretionary bonus for him in an amount equal to the amount he would have received had he participated in the 2025 non-equity incentive plan.

Mr. Hoitt’s Promotion Grant

In June 2025, our Compensation Committee approved an equity award for Mr. Hoitt in connection with his promotion from our Chief Commercial Officer to our Chief Patient Officer. Our Compensation Committee determined that his new role represented a meaningful expansion of responsibilities and influence on our long-term strategy and, as a result, that his existing and anticipated annual equity awards alone would not appropriately recognize or align his compensation with this expanded scope. To address this, our Compensation Committee granted Mr. Hoitt a stock option to purchase 90,000 shares of our common stock, which vest in equal monthly installments over four years, subject to his continued service. This award was intended to bring his long-term incentive opportunity in line with the market for his new role while reinforcing long-term alignment with the stockholders and supporting retention in a critical leadership position.

Outstanding Equity Awards at 2025 Fiscal Year-End Table

				Option Awards				Stock Awards
Name	Grant Date		Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)(1)
Ian F. Smith	9/19/2023	(2)	9/19/2023	72,255	24,085	4.76	9/18/2033
	6/5/2024	(3)	6/5/2024	7,639		16.41	6/4/2034
	3/20/2025	(4)	3/20/2025	238,420		8.33	3/19/2035
	10/8/2025	(5)	10/6/2025		570,000	30.50	10/7/2035
	10/8/2025	(6)	10/6/2025					380,000	12,061,200
Thomas Leggett	5/15/2024	(5)	5/7/2024	156,829	239,371	14.13	5/14/2034
	3/20/2025	(7)	3/15/2025	16,687	72,313	8.33	3/19/2035
	3/20/2025	(6)	3/15/2025					59,000	1,872,660
Jason Hoitt	4/15/2024	(5)	4/8/2024	110,416	154,584	12.21	4/14/2034
	8/15/2024	(5)	8/15/2024	21,666	43,334	14.25	8/14/2034
	3/20/2025	(7)	3/15/2025	11,250	48,750	8.33	3/19/2035
	6/16/2025	(7)	6/16/2025	11,250	78,750	11.70	6/15/2035
	3/20/2025	(6)	3/15/2025					40,000	1,269,600

				Option Awards				Stock Awards
Name	Grant Date		Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)(1)
Edward M. Kaye, M.D.	4/2/2018	(8)	10/17/2017	542,801		0.60	4/2/2028
	12/12/2018	(9)	10/22/2018	468,382		2.19	12/12/2028
	3/25/2020	(9)	3/25/2020	197,000		20.25	3/24/2030
	3/15/2022	(7)	3/15/2022	288,750	19,250	20.34	3/14/2032
	12/7/2022	(7)	12/7/2022	125,287	41,763	7.07	12/6/2032
	3/15/2023	(7)	3/15/2023	146,437	66,563	9.15	3/14/2033
	3/27/2024	(7)	3/27/2024	69,562	89,438	14.17	3/26/2034
	3/20/2025	(10)	3/15/2025	37,500		8.33	3/19/2035
	3/15/2023	(6)	3/15/2023					71,000	2,253,540
	3/27/2024	(6)	3/27/2024					78,750	2,499,525
	3/27/2024	(11)	3/27/2024					26,250	833,175

(1)	The market value of unvested equity awards is calculated by multiplying the number of shares subject to such awards by the closing price of our common stock on December 31, 2025, which was $31.74.
(2)

The option was granted under the 2019 Plan, and 1/12th of the shares subject to the option vest on each-quarter anniversary of the vesting commencement date, subject to the executive’s continued service to us. The options are also subject to double trigger acceleration as described in greater detail under “—Change of Control and Severance Agreements” below.

(3)

The option was granted under the 2019 Plan and vested on the earlier of (i) the one-year anniversary of the grant date and (ii) the date of the next annual stockholder meeting, in each case, so long as the non- employee director continued to provide service to us through such date. All the shares subject to the option are fully vested.

(4)

The option was granted under the 2019 Plan, and 1/12th of the shares subject to the option vest on each one-month anniversary of the vesting commencement date, subject to Mr. Smith’s continued service as our Interim Chief Executive Officer. The shares subject to the option were subject to acceleration upon the earlier of (i) the commencement of service of a permanent chief executive officer and (ii) a Corporate Transaction (as defined in the 2019 Plan).

(5)

The option was granted under the 2019 Plan, and 1/4th of the shares subject to the option vest on the one-year anniversary of the vesting commencement date, and 1/48th of the shares subject to the option vest monthly thereafter. The shares subject to the option are also subject to double trigger acceleration as described in greater detail under “—Change of Control and Severance Agreements” below.

(6)

The RSUs were granted under the 2019 Plan, and 1/4th of the RSUs vest on each one-year anniversary of the vesting commencement date, subject to the executive’s continued service to us. The RSUs are also subject to double trigger acceleration as described in greater detail under “—Change of Control and Severance Agreements” below.

(7)

The option was granted under the 2019 Plan, and 1/48th of the shares subject to the option vest on each one-month anniversary of the vesting commencement date, subject to the executive’s continued service to us. The shares subject to the option are also subject to double trigger acceleration as described in greater detail under “—Change of Control and Severance Agreements” below.

(8)

The option was granted under the 2014 Plan, and 1/4th of the shares subject to the option vested on the one-year anniversary of the vesting commencement date and an additional 1/48th vested monthly thereafter, subject to the executive’s continued service to us. All the shares subject to the option are now fully vested.

(9)

The option was granted under the 2014 Plan, and 1/48th of the shares subject to the option vested on each one-month anniversary of the vesting commencement date, subject to the executive’s continued service to us. All the shares subject to the option are now fully vested.

(10)	The option was granted under the 2019 Plan and vested as to 4,500 shares per month until the shares were fully vested. All the shares subject to the option are now fully vested.
(11)

The PSUs were granted under the 2019 Plan and vested based on achievement of certain milestone performance metrics established by our Compensation Committee. The remaining 26,250 PSUs are only subject to the executive’s continued service to us. See the section entitled “—2024 PSUs” above for additional information. The PSUs are also subject to double trigger acceleration as described in greater detail under “—Change of Control and Severance Agreements” below.

Employment Agreements

We have entered into employment agreements with each of our named executive officers that provide for “at-will” employment and include each named executive officer’s base salary and target discretionary annual incentive bonus opportunity. These agreements also provide for severance benefits upon certain involuntary terminations of employment, as described below. We have also entered into change of control severance agreements with each of our named executive officers that provide for severance and acceleration benefits upon certain involuntary terminations of employment in connection with a change in control, as described below.

Pursuant to the employment agreements, upon a termination of each named executive officer’s employment without “cause” or for “good reason” (each as defined in the applicable executive’s employment agreement and as described below), subject to the executive’s execution and non-revocation of a release of claims in favor of the Company, the executive will be entitled to continued salary payments and Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA, reimbursement for 12 months following termination of employment, in the case of Mr. Smith, and nine months following termination of employment, in the case of Mr. Leggett and Mr. Hoitt.

Each named executive officer will also be entitled to any earned but unpaid bonus for any performance periods that have been completed as of the date of such executive officer’s termination of employment, for any terminations of employment other than a termination of employment for cause.

We have also entered into employee invention assignment and confidentiality agreements with each of our named executive officers, which agreements include a 12-month post-termination non-solicitation covenant.

For purposes of the employment agreements “cause” generally means:

•	fraud, embezzlement or illegal misconduct in connection with each executive’s duties under their respective employment agreements;

•	commission of a felony involving fraud, dishonesty or breach of trust;

•	willful misconduct or gross negligence in the performance of the executive’s duties;

•

a breach, or material breach for Mr. Smith, of the executive’s employment agreement, provided that “cause” shall not be deemed to have occurred pursuant to this prong unless executive has first received written notice specifying in reasonable detail the particulars of such ground and that the Company intends to terminate executive’s employment hereunder for such ground, and if such ground is curable, executive has failed to cure such ground within a period of thirty (30) days from the date of her receipt of such notice; or

•	a material breach of the executive’s Invention Assignment, Confidentiality and Non-Competition Agreement.

For purposes of the employment agreements “good reason” generally means:

•

a material reduction, or a reduction of ten percent (10%) or more for Mr. Smith, in the executive’s then-current base salary, provided that such material reduction is unique to executive and not to all similarly situated Company’s executives;

•	for Mr. Smith, a material diminution of his responsibilities, authority, duties or him ceasing to report to the Board of Directors;

•

for Mr. Smith, if he is not the Chief Executive Officer of the parent company following any Change in Control (as that term is defined in such person’s Change of Control and Severance Agreement) and for Mr. Leggett and Mr. Hoitt, if such executive does not report to the Chief Executive Officer of the parent company following any Change in Control (as that term is defined in such person’s Change of Control and Severance Agreement);

•	a material change in the geographic location at which the executive provides services to us outside of a 50 mile radius from the then-current location;

•	any action or inaction by us that constitutes a material breach of such executive’s employment agreement; or

•	for Mr. Smith, any directive by the Board to engage in a willful violation of law;

provided that “good reason” shall not be deemed to have occurred unless the executives comply with the “good reason” notice and termination timing provisions set forth in their employment agreements.

Change of Control and Severance Agreements

Pursuant to the change of control and severance agreements, upon a termination of each named executive officer’s employment without “cause” or for “good reason” (each as defined in the applicable executive’s employment agreement and as described above) within a period commencing three months prior to a “change of control” (as defined in the Change of Control and Severance Agreement) and ending 12 months following such change in control, the officer will be entitled to:

•

18 months of base salary for Mr. Smith and 12 months of base salary for Mr. Leggett and Mr. Hoitt, with such payment to be made either in a lump sum, or in substantially equal installments in accordance with the Company’s normal payroll practices and schedules (such method of payment shall be determined by the Company in its sole discretion);

•

150% of the executive’s then-current target bonus for the year in which executive’s termination date occurs for Mr. Smith and 100% of the executive’s then-current target bonus for the year in which executive’s termination date occurs for Mr. Leggett and Mr. Hoitt, paid in one lump sum amount within sixty (60) days following the separation date;

•	payment of COBRA premiums for continued health insurance for up to 18 months for Mr. Smith and 12 months for Mr. Leggett and Mr. Hoitt; and

•	full acceleration of each of the executive officer’s then-outstanding but unvested equity awards, subject to the terms of any applicable equity plan and equity agreements.

These severance and acceleration benefits are subject to the executive officer’s timely execution and non-revocation of a release of claims.

Each named executive officer will also be entitled to any earned but unpaid bonus for any performance periods that have been completed as of the date of such executive officer’s termination of employment, for any terminations of employment other than a termination of employment for cause.

Other Benefits

Our named executive officers are eligible to participate in our employee benefit plans on the same basis as our other employees, including our health and welfare plans and 401(k).

Policies and Practices Related to the Grant of Certain Equity Awards
Our equity awards, including stock options, are granted in connection with our yearly compensation cycle and regularly scheduled meetings of our Compensation Committee. Our Compensation Committee does not grant equity awards in anticipation of the release of material non-public
information. Similarly, we do not time the release of material non-public
information based on equity award grant dates.
During fiscal year 2025, (i) none of our named executive officers were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form
10-Q,
Form 10-K,
or Form
8-K
that disclosed material
non-public
information, and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material non-public
information for the purpose of affecting the value of executive compensation.

Pay Versus Performance
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and non-PEO
named executive officers and our performance for the fiscal years listed below. Our Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO 11 ($)	Summary Compensation Table Total for PEO 21 ($)	Compensation Actually Paid to PEO 11 ($)	Compensation Actually Paid to PEO 21 ($)	Average Summary Compensation Table Total for Non-PEO NEOs1 ($)	Average Compensation Actually Paid to Non-PEO NEOs1,2,3 ($)	Value of Initial Fixed $100 Investment based on: TSR ($)	Net Income ($ Thousands)
2025	3,234,043	27,031,655	10,570,860	31,050,352	2,050,165	9,562,605	343.88	(6,885)
2024	5,612,120	—	7,524,361	—	3,494,912	3,359,671	119.50	(88,981)
2023	3,533,210	—	1,117,069	—	1,623,244	847,883	56.99	(104,699)

1.
Edward M. Kaye, M.D. (“PEO 1”) served as our PEO from January 1, 2023 thru March 19, 2025. Ian F. Smith (“PEO 2”) served as our PEO starting March 19, 2025 and is our current PEO. The individuals comprising the non-PEO
named executive officers for each year presented are listed below.

2023	2024	2025
Stephen J. Tulipano, CPA	Thomas E. Leggett	Thomas E. Leggett
Barry S. Ticho, M.D., Ph.D., FACC	Barry S. Ticho, M.D., Ph.D., FACC	Jason Hoitt

2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect compensation actually earned, realized, or received by our named executive officers. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3.
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the non-PEO
named executive officers as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO 1 ($)	Exclusion of Stock and Option Awards for PEO 1 ($)	Inclusion of Equity Values for PEO 1 ($)	Compensation Actually Paid to PEO 1 ($)
2025	3,234,043	(2,497,658)	9,834,476	10,570,860

Year	Summary Compensation Table Total for PEO 2 ($)	Exclusion of Stock and Option Awards for PEO 2 ($)	Inclusion of Equity Values for PEO 2 ($)	Compensation Actually Paid to PEO 2 ($)
2025	27,031,655	(25,625,067)	29,643,764	31,050,352

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	2,050,165	(1,240,443)	8,752,883	9,562,605

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO 1 ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO 1 ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO 1 ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO 1 ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO 1 ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO 1 ($)	Total - Inclusion of Equity Values for PEO 1 ($)
2025	—	7,671,833	562,610	1,600,033	—	—	9,834,476

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO 2 ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO 2 ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO 2 ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO 2 ($)	Total - Inclusion of Equity Values for PEO 2 ($)
2025	24,970,159	479,693	3,961,921	231,991	—	—	29,643,764

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	4,263,023	3,939,428	332,952	217,480	—	—	8,752,883

4.
The comparison assumes $100 was invested for the period starting December 31, 2022, through the end of the listed year, in the Company. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our non-PEO
named executive officers, and our cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Company TSR
Compensation Actually Paid ($ Millions)
35
30
25
20
15
10
5
0
Company TSR (FYE 2022 Indexed to $100)
$400
$350
$300
$250
$200
$150
$100
$50
$0
100.00
56.99
119.50
343.88
1.1
0.8
7.5
3.4
10.6
31.1
9.6
2022
2023
2024
2025
Fiscal Year
PEO 1 Compensation Actually Paid
PEO 2 Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Stoke Therapeutics, Inc. TSR

Relationship Between PEO and
Non-PEO
Named Executive Officer Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our non-PEO
named executive officers, and our Net Income during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
40
30
20
10
0
Net Income ($ Thousands)
0
-20,000
-40,000
-60,000
-80,000
-100,000
-120,000
1.1
0.8
-104,699
7.5
-88,981
3.4
-6,885
31.1
10.6
9.6
2023
2024
2025
Fiscal Year
PEO 1 Compensation Actually Paid
PEO 2 Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Stoke Therapeutics, Inc. Net Income

REPORT OF THE COMPENSATION COMMITTEE

This report of the Compensation Committee, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into Stoke’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF STOKE THERAPEUTICS, INC.

Arthur O. Tzianabos, Ph.D., Chair

Julie Anne Smith

Seth L. Harrison, M.D.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2025, concerning securities authorized for issuance under all of our equity compensation plans: the 2014 Plan, which terminated when we adopted the 2019 Plan, the 2023 Equity Inducement Plan (the “2023 Inducement Plan”), and the 2019 Employee Stock Purchase Plan (the “ESPP”). There are no shares of common stock available for issuance under the 2014 Plan, but the 2014 Plan will continue to govern the terms of stock options granted thereunder.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders	9,624,645	(2)	$12.41	3,871,082	(3)
Equity compensation plans not approved by security holders(4)	2,341,987		$18.61	630,214

Total	11,966,632		$13.84	4,501,296

(1)	The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, because RSUs have no exercise price.
(2)	Includes the 2014 Plan and the 2019 Plan. Excludes purchase rights accruing under the ESPP.
(3)

Represents 1,852,165 shares available for issuance under the 2019 Plan, which plan permits the grant of incentive and non-qualified stock options, stock appreciation rights, restricted stock, stock awards and restricted stock units; and 2,018,917 shares available for issuance under the ESPP. Additionally, the 2019 Plan and ESPP each contain an “evergreen” provision, pursuant to which on January 1st of each year we automatically added 4% and 1% of our shares of common stock outstanding on the preceding December 31st to the shares reserved for issuance, respectively. In addition, pursuant to a “pour over” provision in the 2019 Plan, options that were cancelled, expired or terminated under the 2014 Plan were added to the number of shares reserved for issuance under the 2019 Plan.

(4)	Includes the 2023 Inducement Plan.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change of control arrangements, with our directors and executive officers, including those discussed in the sections entitled “Management” and “Executive Compensation,” the following is a description of each transaction since January 1, 2025 and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amounts involved exceeded or will exceed the lesser of $120,000 and 1% of our total assets; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member of the foregoing persons, had or will have a direct or indirect material interest.

There have not been, nor are there any currently proposed, any such transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which are described where required under the section entitled “Executive Compensation.”

Policies and Procedures for Related Party Transactions

Our Board of Directors has adopted a written Related-Party Transactions Policy that provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our Audit Committee, or a committee composed solely of independent directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our Audit Committee (or the committee composed solely of independent directors, if applicable) for review, consideration and approval. In approving or rejecting any such proposal, we expect that our Audit Committee (or the committee composed solely of independent directors, if applicable) will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee (or the committee composed solely of independent directors, if applicable), including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

ADDITIONAL INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file. Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our executive officers, directors and greater than 10% stockholders complied on a timely basis with all Section 16(a) filing requirements applicable to them with respect to transactions during 2025, except for one Form 4 filed on October 14, 2025, on behalf of Ian F. Smith, to report one equity grant of options and one equity grant of restricted stock units that occurred on October 8, 2025.

Stockholder Proposals to be Presented at Next Annual Meeting

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. Our bylaws provide that for stockholder nominations to our Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Stoke Therapeutics, Inc., 45 Wiggins Avenue, Bedford, MA 01730.

To be timely for our Company’s annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”), a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than the close of business on February 3, 2027 and not later than the close of business on March 5, 2027. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2027 Annual Meeting the information required by applicable law and our bylaws. However, if the date of the 2027 Annual Meeting is more than 30 days before or more than 70 days after the one-year anniversary of the date of our 2026 Annual Meeting, for the stockholder notice to be timely, it must be delivered to the Corporate Secretary at our principal executive offices (1) not earlier than the close of business on the 120th day prior to the currently proposed annual meeting and (2) not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us. To comply with our bylaws as well as the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for 2027 Annual Meeting must ensure that our Corporate Secretary receives written notice that sets forth all information required by our bylaws and by Rule 14a-19(b) under the Exchange Act within the time frames set forth above.

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2027 Annual Meeting must be received by us not later than December 23, 2026 in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2027 Annual Meeting the information required by applicable law and our bylaws.

Available Information

We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Stoke Therapeutics, Inc.

45 Wiggins Avenue

Bedford, MA 01730

Attn: Investor Relations

The Annual Report on Form 10-K is also available at https://investor.stoketherapeutics.com/financials-and-sec-filings.

“Householding”—Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker. Stockholders may revoke their consent at any time by contacting Equiniti Trust Company, LLC, through their website at www.equiniti.com or by phone at (800) 468-9716.

Upon written or oral request, we will undertake to promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, Annual Report on Form 10-K and other proxy materials, you may write our Investor Relations Department at Stoke Therapeutics, Inc., 45 Wiggins Avenue, Bedford, MA 01730, Attn: Investor Relations, submit a request on our website at https://www.stoketherapeutics.com/contact-us/ or calling (781) 303-8302.

Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability or Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Investor Relations Department at the address or telephone number listed above.

OTHER MATTERS

Our Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

SCAN TO VIEW MATERIALS & VOTE w STOKE THERAPEUTICS, INC. VOTE BY INTERNET 45 WIGGINS AVE. Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above BEDFORD, MA 01730 Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 2, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/STOK2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 2, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V95127-P47897 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY STOKE THERAPEUTICS, INC. For All Withhold All Except For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the nominee(s), mark “For All Except” and write the following: number(s) of the nominee(s) on the line below. 1. Election of Class I Directors to serve until the 2029 annual ! ! ! meeting of stockholders or until their successor has been duly elected and qualified or until their earlier resignation or removal. Nominees: 01) G. Clare Kahn, Ph.D. 02) Adrian Krainer, Ph.D. 03) Julie Anne Smith The Board of Directors recommends you vote FOR proposal 2. For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. ! ! ! The Board of Directors recommends you vote FOR proposal 3. For Against Abstain 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. ! ! ! NOTE: Stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V95128-P47897 STOKE THERAPEUTICS, INC. Annual Meeting of Stockholders June 3, 2026 9:00 AM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Ian F. Smith and Jonathan Allan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of STOKE THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM ET on June 3, 2026, via live webcast at www.virtualshareholdermeeting.com/STOK2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side